     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 10, 2007
                                                              FILE NO. 033-02610
                                                              FILE NO. 811-04550
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                       Post-Effective Amendment No. 89 [X]


                                       AND

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 91 [X]


                               THE MAINSTAY FUNDS
               (exact name of registrant as specified in charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (address of principal executive office)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

Marguerite E. H. Morrison, Esq.   Copy To: Sander M. Bieber, Esq.
The MainStay Funds                         Dechert LLP
51 Madison Avenue                          1775 I St, NW
New York, New York 10010                   Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:


[X]  Immediately upon filing pursuant to paragraph (b) of Rule 485


[ ]  on ____________, pursuant to paragraph (b)(1) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on ________, pursuant to paragraph (a)(1) of Rule 485


[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485


[ ]  on ________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

(MAINSTAY INVESTMENTS LOGO)

INCOME FUNDS


MainStay Institutional Bond Fund
MainStay Principal Preservation Fund

                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           September 10, 2007


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

  6      MainStay Institutional Bond Fund

 12      MainStay Principal Preservation Fund

 16      More About Investment Strategies and Risks

 18      Shareholder Guide

 34      Know With Whom You're Investing

 39      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the MainStay Institutional Bond Fund and MainStay Principal Preservation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund that offers different series that invest for varying combinations of income and capital appreciation. Only Class I shares of the Funds are offered in this prospectus. Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager"). NYLIM has retained its affiliate, McMorgan & Company LLC ("McMorgan"), as the Subadvisor that is responsible for the day-to-day portfolio management of the Funds.


Each Fund pursues different strategies to achieve its investment objective. Under normal market conditions, each Fund invests primarily in debt securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.


The Funds are successors to the McMorgan Intermediate Fixed Income Fund and the McMorgan Principal Preservation Fund (collectively, the "McMorgan Funds") which are series of a different registered investment company for which McMorgan serves as investment adviser. If approved by the shareholders of the McMorgan Funds at a special meeting expected to be held on or about November 20, 2007:



- McMorgan Intermediate Fixed Income Fund (along with McMorgan Fixed Income
  Fund) will be reorganized with and into MainStay Institutional Bond Fund; and



- McMorgan Principal Preservation Fund will be reorganized with and into MainStay Principal Preservation Fund.


DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Principal Preservation Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of the MainStay Institutional Bond Fund shares, also known as the net asset value (NAV), generally fluctuates based on the value of the Fund's holdings. The MainStay Principal Preservation Fund seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

                      [This page intentionally left blank]

---------------------------


INVESTMENT GRADE: An investment grade security is one rated Baa or higher by Moody's BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the Adviser believes are comparable to investment grade rated securities.


---------------------------


DURATION: The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


---------------------------


EXPECTED REAL RETURN: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.


---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY INSTITUTIONAL BOND FUND
The MainStay Institutional Bond Fund's investment objective is to seek to maximize total return consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years. The Fund looks for securities that the Subadvisor believes to be relatively undervalued. The Fund looks to maximize capital appreciation by controlling portfolio variables such as duration, average credit quality and bond market sector allocation.


The Fund invests at least 80% of its assets in debt securities that are INVESTMENT GRADE or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad array of individual securities and is diversified by sector, industry, specific issuer, and maturity.

INVESTMENT PROCESS

The Subadvisor's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as DURATION, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:

- securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

- U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

- corporate, bank and commercial obligations

- delayed delivery transactions


- MORTGAGE-BACKED SECURITIES, including MORTGAGE-DOLLAR ROLL TRANSACTIONS


- to be announced securities (TBAs)

- ASSET-BACKED SECURITIES representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables
 6

                                                         INSTITUTIONAL BOND FUND

---------------------------

In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.


The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates,

- issuer creditworthiness,

- market conditions, and

- maturities.


The Fund's principal investments include derivatives. If the Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss. With respect to mortgage related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.



The principal risk of mortgage-dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.



Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. Therefore, delayed delivery transactions create interest rate risks for the Fund. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. Delayed delivery transactions also involve credit risks in the event of a counterparty default.



In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The principal risks of these transactions are increased credit risk and increased overall investment exposure.

INSTITUTIONAL BOND FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                         INSTITUTIONAL BOND FUND

[Institutional Bond Fund Bar Chart]

97                                                                                7.91
98                                                                                7.81
99                                                                               -0.31
00                                                                                9.84
01                                                                                7.98
02                                                                                7.90
03                                                                                3.75
04                                                                                3.31
05                                                                                0.96
06                                                                                4.82

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compared to those of a broad-based securities market index. Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Intermediate Fixed Income Fund (a predecessor to the Fund, which was subject to a different fee structure, and for which McMorgan served as investment advisor) and assume the closing of a pending reorganization of McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund with and into the Fund. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



As of June 30, 2007, the Class I shares of the Fund had a year to date return of 1.13%.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1997-2006)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        4.78%            3Q/01
  Lowest return/worst quarter                                       -2.62%            2Q/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)

                                                                      1              5                     10
                                                                     YEAR          YEARS                 YEARS
  Institutional Bond Fund
  Return Before Taxes
    Class I                                                         4.82%          4.12%                 5.35%

  Return After Taxes on Distributions(1)
    Class I                                                         3.21%          2.46%                 3.31%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class I                                                         3.10%          2.56%                 3.33%

  Lehman Brothers(R) Intermediate U.S. Government/Credit
  Index(2) (reflects no deduction for fees, expenses, or
  taxes)                                                            4.08%          4.53%                 5.81%




1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity, and reflects no deduction for fees, expenses or taxes.

INSTITUTIONAL BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                       None
  Redemption Fee
  (as a percentage of redemption proceeds)                            None



  Maximum Account Fee                                                 None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(1)                                                 0.35%
  Distribution and/or Service (12b-1) Fees                            None



  Other Expenses(2)                                                  0.15%
  Total Annual Fund Operating Expenses(3)                            0.50%


1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.


2 "Other Expenses" include, among other things, fees payable for transfer agency services. "Other Expenses" also includes the Fund's share of fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average daily net assets of the Fund. Because the Fund has not been in existence for a full fiscal year, "Other Expenses" are based on estimated amounts for a twelve month period.



3 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.50% of the Fund's average daily net assets. This expense limitation may be modified only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. NYLIM has separately agreed that for a period of two years after the closing date of the proposed reorganizations, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the MainStay Fund so that the total ordinary operating expenses of such Class I shares do not exceed the annual rate of 0.50% of the average daily net assets attributable to such Class I shares.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER  CLASS I
   1 Year          $ 51

   3 Years         $160



   5 Years         $280

  10 Years         $628




                      [This page intentionally left blank]

---------------------------


TOTAL ASSETS means, with respect to the Fund, the total amortized cost of the Fund's assets.


MAINSTAY PRINCIPAL PRESERVATION FUND

The MainStay Principal Preservation Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1 share price.

In managing the portfolio, McMorgan, the Fund's Subadvisor, looks for securities that appear to offer the best relative value based on an analysis of:


- credit quality,



- interest rate sensitivity,



- yield, and


- price


The Fund will maintain portfolio diversification and quality standards in accordance with SEC Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act") which sets forth requirements for money market funds. In doing so, the Fund generally seeks to invest at least 95% of its TOTAL ASSETS in either U.S. government securities or short-term debt securities assigned the highest rating by at least two Nationally Recognized Statistical Rating Organizations such as Standard & Poor's Ratings Service ("S&P") (at least A-1), Moody's Investor Service ("Moody's") (at least P-1), Fitch Ratings ("Fitch") (at least F1), or Dominion Bond Rating Service ("DBRS") (at least R-1L). From time to time, the Fund may also invest in unrated securities that the Subadvisor believes are comparable to high-quality, short-term debt securities. The Fund may not invest in more than 5% of its TOTAL ASSETS in unrated securities or short-term debt securities assigned the second highest rating, as calculated at the time of purchase.


The Fund principally invests in:


- securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities,



- U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury,



- securities issued by U.S. banks, including bankers acceptances, repurchase agreements and certificates of deposit, and



- commercial paper assigned the highest short-term debt rating by two independent rating agencies or believed to be of comparable quality by the Subadvisor.


INVESTMENT PROCESS


All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act which is designed to mitigate the risk of loss. There must be

                                                     PRINCIPAL PRESERVATION FUND

a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.


The Subadvisor, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


PRINCIPAL RISKS


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additional risks associated with an investment in the Fund include:



- Not all U.S. government securities are insured or guaranteed by the U.S. Government -- some are backed only by the issuing agency, which must rely on its own resources to repay the debt.



- An issuer once believed to be an issuer of high-quality securities may experience a sudden collapse in its creditworthiness, becoming insolvent and defaulting in meeting interest and principal payments.



- The Fund's yield will fluctuate with changes in short-term interest rates.

PRINCIPAL PRESERVATION FUND
[PRINCIPAL PRESERVATION FUND BAR CHART]

97                                                                               5.38
98                                                                                5.3
99                                                                               4.92
00                                                                               6.17
01                                                                               4.21
02                                                                               1.58
03                                                                               0.97
04                                                                               1.13
05                                                                               2.98
06                                                                               4.87

ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1997-2006)

PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows how the Fund's calendar year performance has varied over the last ten years. The table shows the Fund's average annual total returns for one year, five year and ten year periods. Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund (a predecessor to the Fund which was subject to a different fee structure, and, for which McMorgan served as investment advisor) and assumes the closing of a pending reorganization of the McMorgan Principal Preservation Fund with and into the Fund. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.



As of June 30, 2007, the Class I shares of the Fund had a year to date return of 2.55%.


FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-MAINSTAY (1-800-624-6782).

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES
(1997-2006)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       1.60%             3Q/00
  Lowest return/worst quarter                                       0.21%             2Q/04




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2006)


                                                                      1               5               10
                                                                     YEAR           YEARS           YEARS
  Principal Preservation Fund
    Class I                                                         4.87%           2.30%           3.73%

  7-day current yield:
    Class I: 5.09%




                                                     PRINCIPAL PRESERVATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None
  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)                                       None



  Redemption Fee
  (as a percentage of redemption proceeds)                            None
  Maximum Account Fee                                                 None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fees(1)                                                 0.25%



  Distribution and/or Service (12b-1) Fees                            None
  Other Expenses(2)                                                  0.13%



  Total Annual Fund Operating Expenses(3)                            0.38%
  Less Waiver/Reimbursement                                         -0.08%



  Net Annual Fund Operating Expenses                                 0.30%


1 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.


2 "Other Expenses" include, among other things, fees payable for transfer agency services. Because the Fund has not been in existence for a full fiscal year, "Other Expenses" based on estimated amounts for the current fiscal year.



3 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.30% of the Fund's average daily net assets. This expense limitation may be modified only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. NYLIM has separately agreed that for a period of two years after the closing date of the proposed reorganizations, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the MainStay Fund so that the total ordinary operating expenses of such Class I shares do not exceed the annual rate of 0.30% of the average daily net assets attributable to such Class I shares.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge
(load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                       CLASS I
   1 Year                                                               $ 31

   3 Years                                                              $114



   5 Years                                                              $205

  10 Years                                                              $473




MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES

The discussion of Principal Investment Strategies for the MainStay Institutional Bond Fund states that the Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If, under normal circumstances, the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.


DERIVATIVE SECURITIES



The MainStay Institutional Bond Fund may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for a Fund to lose money.


LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Subadvisor, or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Fund. Although investing heavily in these securities may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and limit the Fund's ability to achieve a high level of income.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to its trading strategies, a Fund may experience a portfolio turnover rate of over 100%. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER GUIDE

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:

DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class I shares of the Funds.

CLASS I CONSIDERATIONS

You pay no initial sales charge or contingent deferred sales charge on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.


  - EXISTING CLASS I SHAREHOLDER


INFORMATION ON FEES

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses."

Small Account Fee


One or more of the Funds may have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including retirement plan services bundled accounts, investment-only retirement accounts, accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account, NYLIM SIMPLE IRA Plan Accounts, SEP IRA Accounts and 403(b)(7) accounts that have been funded/established for less than 1 year,

                                                               SHAREHOLDER GUIDE

accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts). This small account fee will be deducted on or about March 1st and September 1st each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact The MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782) for more information.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the amount of time that shares are held, and/or the services provided.


- The Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholders or account servicing arrangements.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund, the Manager and any Subadvisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

SHAREHOLDER GUIDE

BUYING, SELLING AND EXCHANGING MAINSTAY FUND SHARES

HOW TO OPEN YOUR ACCOUNT WITH MAINSTAY INVESTMENTS

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days. (MainStay cannot process Principal Preservation Fund purchases by phone.)


You buy shares at net asset value (NAV). NAV is generally calculated as of the close of regular trading (usually 4:00 p.m. eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. The Principal Preservation Fund calculates its NAV at 1:00 p.m. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrange-ments with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.



Shares of the Principal Preservation Fund may be purchased only on days when national banks are open for business. When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

                                                               SHAREHOLDER GUIDE

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion.

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors -- $5 million for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

- Institutional Investors -- no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                       HOW                                        DETAILS
  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           - name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                - your account number; and
                       (1-800-624-6782) to obtain an account      - Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       - ABA #011-0000-28
                       - MainStay Funds (DDA #99029415)
                       - Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4:00 p.m. eastern time.

  BY PHONE:            Have your investment professional          - MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY                            within three business days. If not, MainStay
                       (1-800-624-6782) between 8:00 a.m.           Investments can cancel your order and hold you liable
                       and 6:00 p.m. eastern time any day           for costs incurred in placing it.
                       the New York Stock Exchange is open.       Be sure to write on your check:
                       Call before 4:00 p.m. (1:00 p.m. with      - name(s) of investor(s).
                       regard to Principal Preservation           - your account number; and
                       Fund) to buy shares at the current         - Fund name and Class of shares;
                       day's NAV.



  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           - $5,000,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             - name(s) of investor(s); and
                       P.O. Box 8401                              - Fund name and Class of shares.
                       Boston, MA 02266-8401

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       30 Dan Road
                       Canton, MA 02021-2809

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUNDS--INDIVIDUAL SHAREHOLDERS


                       HOW                                                DETAILS
  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company.               - name(s) of investor(s);
                       - ABA #011-0000-28                                 - your account number; and
                       - MainStay Funds (DDA #99029415)                   - Fund name and Class of shares.
                       - Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4:00 p.m. eastern time (1:00 p.m. with
                         regard to Principal Preservation Fund).

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8:00       electronic debits from a designated bank account.
                       a.m. and 6:00 p.m. eastern time any day the        - The maximum ACH purchase amount is $100,000.
                       New York Stock Exchange is open to make an
                       ACH purchase; call before 4:00 p.m. to buy
                       shares at the current day's NAV (1:00 p.m.
                       with regard to Principal Preservation Fund);
                       or
                        Visit us at www.mainstayfunds.com.



  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds
                       P.O. Box 8401                                      Be sure to write on your check:
                       Boston, MA 02266-8401                              - name(s) of investor(s);
                                                                          - your account number; and
                       Send overnight orders to:                          - Fund name and Class of shares.
                       MainStay Funds
                       c/o Boston Financial
                       Data Services
                       30 Dan Road
                       Canton, MA 02021-2809




SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                   HOW                                        DETAILS
  BY CONTACTING YOUR FINANCIAL ADVISOR:                       - You may sell (redeem) your shares through your
                                                               financial advisor or by any of the methods
                                                               described below.
  BY PHONE:        TO RECEIVE PROCEEDS BY CHECK:              - MainStay Investments will only send checks to the
                   Call MainStay Investments toll-free at      account owner at the owner's address of record and
                   1-800-MAINSTAY (1-800-624-6782) between     generally will not send checks to addresses on
                   8:00 a.m. and 6:00 p.m. eastern time        record for 30 days or less.
                   any day the New York Stock Exchange is     - The maximum order MainStay Investments can
                   open. Call before 4:00 p.m. eastern         process by phone is $100,000.
                   time to sell shares at the current
                   day's NAV (1:00 p.m. with regard to
                   Principal Preservation Fund).



                   TO RECEIVE PROCEEDS BY WIRE:               - Generally, after receiving your sell order by
                   Call MainStay Investments toll-free at      phone, MainStay Investments will send the proceeds
                   1-800-MAINSTAY (1-800-624-6782) between     by bank wire to your designated bank account the
                   8:00 a.m. and 6:00 p.m. eastern time        next business day, although it may take up to
                   any day the New York Stock Exchange is      seven days to do so. Your bank may charge you a
                   open. Eligible investors may sell           fee to receive the wire transfer.
                   shares and have proceeds electronically    - MainStay Investments must have your bank account
                   credited to a designated bank account.      information on file.
                                                              - The minimum wire transfer amount is $1,000.




                   TO RECEIVE PROCEEDS ELECTRONICALLY BY      - MainStay Investments must have your bank account
                   ACH:                                        information on file.
                   Call MainStay Investments toll-free at     - Proceeds may take 2-3 days to reach your bank
                   1-800-MAINSTAY (1-800-624-6782) between     account.
                   8:00 a.m. and 6:00 p.m. eastern time       - There is no fee from MainStay Investments for
                   any day banks and the New York Stock        this transaction.
                   Exchange are open.                         - The maximum ACH transfer amount is $100,000.
                   Visit us at www.mainstayfunds.com




  BY MAIL:         Address your order to:                     Write a letter of instruction that includes:
                   MainStay Funds                             * your name(s) and signature(s);
                   P.O. Box 8401                              * your account number;
                   Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                              * dollar or share amount you want to sell.
                   Send overnight orders to:
                   MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                   c/o Boston Financial                       documentation, as required.
                   Data Services
                   30 Dan Road                                There is a $15 fee for checks mailed to you via
                   Canton, MA 02021-2809                      overnight service.




                                                               SHAREHOLDER GUIDE

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject, in whole or in part, any order for the purchase of shares.

- To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.


- MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:


  - MainStay Investments does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interest of all shareholders, the Funds reserve the right to:

  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders; and/or

  - change the minimum investment amounts.

SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees


A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.


Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

                                                               SHAREHOLDER GUIDE
---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
- all phone calls with service representatives are tape recorded; and
- written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.


PURCHASES-IN-KIND

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

SHAREHOLDER GUIDE

---------------------------

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.


The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.


Exchanging Shares Among MainStay Funds


You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. You may not exchange shares between classes.


You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised, or administered by New York Life Investment Management LLC or any affiliate thereof, which are offered in separate prospectuses, including:


- MainStay 130/30 Core Fund             - MainStay International Equity Fund
- MainStay 130/30 Growth Fund           - MainStay Large Cap Growth Fund
- MainStay 130/30 International Fund*   - MainStay Large Cap Opportunity Fund**
- MainStay All Cap Growth Fund          - MainStay MAP Fund
- MainStay Balanced Fund                - MainStay Mid Cap Growth Fund
- MainStay Capital Appreciation Fund    - MainStay Mid Cap Opportunity Fund
- MainStay Cash Reserves Fund           - MainStay Mid Cap Value Fund
- MainStay Common Stock Fund            - MainStay Moderate Allocation Fund
- MainStay Conservative Allocation      - MainStay Moderate Growth Allocation
Fund                                    Fund
- MainStay Convertible Fund             - MainStay Money Market Fund
- MainStay Diversified Income Fund      - MainStay Retirement 2010 Fund
- MainStay Floating Rate Fund           - MainStay Retirement 2020 Fund
- MainStay Global High Income Fund      - MainStay Retirement 2030 Fund
- MainStay Government Fund              - MainStay Retirement 2040 Fund
- MainStay Growth Allocation Fund       - MainStay Retirement 2050 Fund
- MainStay Growth Equity Fund**         - MainStay S&P(R) 500 Index Fund
- MainStay High Yield Corporate Bond    - MainStay Short Term Bond Fund
Fund                                    - MainStay Small Cap Growth Fund
- MainStay ICAP Equity Fund             - MainStay Small Cap Opportunity Fund
- MainStay ICAP International Fund      - MainStay Small Cap Value Fund
- MainStay ICAP Select Equity Fund      - MainStay Tax Free Bond Fund
- MainStay Income Manager Fund          - MainStay Total Return Fund
- MainStay Indexed Bond Fund            - MainStay Value Fund
- MainStay Intermediate Term Bond Fund


---------------

* Currently closed to all investors.



** Offered only to residents of Connecticut, Maryland, New Jersey, and New York.

                                                               SHAREHOLDER GUIDE

---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").


While shareholders generally may not exchange shares between classes, effective July 2, 2007, shareholders of McMorgan Class and Class Z shares of any series of the McMorgan Funds may exchange their shares for Class I shares of any other MainStay Fund.


The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

PRINCIPAL PRESERVATION FUND EXCHANGES

If you exchange all your shares in the Principal Preservation Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the Principal Preservation Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

SHAREHOLDER GUIDE

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Trust's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing.


In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.


While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading

                                                               SHAREHOLDER GUIDE

may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Funds' Share Prices (NAV) and the Valuation of Securities


Intermediate Bond Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. Principal Preservation Fund calculates its NAV at 1:00 p.m. The NAV for Principal Preservation Fund will not be calculated on national bank holidays. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Institutional Bond Fund's investments is generally based on current market prices, while the Principal Preservation Fund values its portfolio using amortized cost valuation. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.


The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Funds' top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semiannual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------

SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.
---------------------------
BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

---------------------------

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

FUND EARNINGS
Dividends and Interest
Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds Pay Dividends
The Principal Preservation Fund declares dividends daily and pays them monthly. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

The Institutional Bond Fund declares and pays dividends monthly.
Dividends are normally paid on the first business day of each month after a dividend is declared.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.


How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

                                                               SHAREHOLDER GUIDE

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed income securities (particularly earnings generated by an Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board of Trustees of the Trust oversees the actions of the Manager, the Subadvisor and Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business of the Trust.

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Ave., New York, NY 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for the Funds to its affiliate, McMorgan & Company LLC ("McMorgan" or the "Subadvisor"), One Bush Street, Suite 800, San Francisco, California 94104. The Manager is responsible for supervising the Subadvisor in the execution of its responsibilities.


The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the Board of Trustees and all the operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended June 30, 2007, the Funds paid McMorgan investment advisory fees at the indicated annual rates (as a percentage of average daily net assets): Principal Preservation Fund 0.25% and Institutional Bond Fund 0.35%.

For information regarding the basis for the Board of Trustees' approval of the investment advisory contract and subadvisory contracts, please refer to each Fund's annual report to shareholders for the fiscal year ending October 31, 2007.

Each Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisor, except to the extent expressly provided in the Management Agreement between the Manager and the Trust, on behalf of the Funds.


Pursuant to an agreement with NYLIM, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.


WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2006, NYLIM and its affiliates managed approximately $235.7 billion in assets.


Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Funds. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds.


Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future sub-advisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order.


The fees paid to the Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund. The shareholders of each Fund have approved the manager-of-managers relationship before it may be put into effect.

The Manager and the Trust have retained the registered investment adviser listed below as the subadvisor of the Principal Preservation Fund and Institutional Bond Fund.


MCMORGAN & COMPANY LLC One Bush Street, Suite 800, San Francisco, California 94104, is the Subadvisor to the Funds.



McMorgan & Company was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company ("NYLIC"). McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2007, the Subadvisor had approximately $9.0 billion of assets under management.


PORTFOLIO MANAGERS:

The Subadvisor uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below:

PRINCIPAL PRESERVATION FUND--David Bader, Adam Blankman, Connor Hancock, Joanna Karger, Thomas P. Raney, Manju Seal and Elizabeth A. Souza.

INSTITUTIONAL BOND FUND--David Bader, Adam Blankman, Connor Hancock, Joanna Karger, Thomas P. Raney, Manju Seal and Elizabeth A. Souza.

PORTFOLIO MANAGER BIOGRAPHIES:

The following section provides biographical information about each of the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

DAVID BADER Mr. Bader currently manages the MainStay Principal Preservation Fund and MainStay Institutional Bond Fund. He was involved with the management of the McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund and McMorgan Balanced Fund since he joined McMorgan in 2002 and has provided credit analysis, portfolio management, and trading for McMorgan's corporate bond investments. Prior to joining McMorgan, he worked as an Associate in Global Corporate and Investment Banking at Bank of America, performing in depth credit analysis within the corporate lending area. Mr. Bader obtained his MBA from the Anderson School at the University of California at Los Angeles. He holds a BS degree in Business Economics and Finance from the University of Arizona.

ADAM BLANKMAN, CFA Mr. Blankman currently manages the MainStay Principal Preservation Fund and MainStay Institutional Bond Fund. Mr. Blankman was involved with the management of the McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund and McMorgan Balanced Fund since he joined McMorgan in 1999, and he has provided credit research and analysis to support McMorgan's fixed income portfolios. He has 12 years of experience with fixed income securities and prior to coming to McMorgan worked as an analyst with Standard & Poor's.

Mr. Blankman holds a Master's degree from Stanford University and a Bachelor's degree from the University of California at Berkeley.


CONNOR HANCOCK, CFA Mr. Hancock joined McMorgan in 1994 with a background in financial sales. He currently manages the MainStay Principal Preservation Fund and MainStay Institutional Bond Fund. He managed the McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund and McMorgan Balanced Fund since he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset-backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.


JOANNA KARGER, MBA Ms. Karger currently manages the MainStay Principal Preservation Fund and MainStay Institutional Bond Fund. She managed the McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund and McMorgan Balanced Fund since joining McMorgan in September 2003. She has 16 years' investment experience as a fixed income portfolio manager. As a senior portfolio manager, Ms. Karger's responsibilities include fixed income strategy development and implementation with an emphasis on the securitized sector. Prior to joining McMorgan, Ms. Karger worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. A graduate of the Wharton School of Business at the University of Pennsylvania. Ms. Karger holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

THOMAS P. RANEY Mr. Raney rejoined McMorgan in 2006 after having served with the firm from 2000 to 2003. He currently manages the MainStay Principal Preservation Fund and MainStay Institutional Bond Fund. He managed the McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund and McMorgan Balanced Fund, and he has over 29 years of experience in the fixed income markets with extensive expertise in Rate, Curve and TIPs trading. Mr. Raney's primary function in the fixed income team is to monitor and manage Treasury, Agency and TIPs holdings. His prior work experience includes being a principal in a broker-dealer which specialized in proprietary trading and arbitrage, as well as transactional and advisory work with domestic and foreign money managers. Mr. Raney is a graduate of the University of California, Berkeley.

MANJU SEAL Ms. Seal currently manages the MainStay Principal Preservation Fund and MainStay Institutional Bond Fund. She managed the McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund and McMorgan Balanced Fund since she joined McMorgan in 2006 with ten years of investment experience and an emphasis in structured products, risk management and quantitative methods. Within McMorgan's investment team, her primary focus is securitized sector for all fixed income portfolios. She has worked both on the buy and sell sides of the business. Prior to working at Seneca Capital as a quantitative analyst, she was at Goldman Sachs from 1997-2002, working both on the structured products desk and managing the fixed income team as a Vice President within the Risk and Performance Analytics Group at GSAM. She started out as a structured finance analyst at Arthur Anderson. Ms. Seal has a Master's degree in Mathematics (1990) and a Master's degree in Music
(1993).

ELIZABETH A. SOUZA, CFA Ms. Souza currently manages the MainStay Principal Preservation Fund and the MainStay Institutional Bond Fund. Ms. Souza joined McMorgan in 1984 and managed the McMorgan Principal Preservation Fund,

McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund and McMorgan Balanced Fund since their inception in 1994. She has 22 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUNDS' FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUNDS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS).



THE FINANCIAL HIGHLIGHTS FOR THE MAINSTAY INSTITUTIONAL BOND FUND AND MAINSTAY PRINCIPAL PRESERVATION FUND REFLECT THE HISTORICAL FINANCIAL HIGHLIGHTS OF THE MCMORGAN INTERMEDIATE FIXED INCOME FUND AND MCMORGAN PRINCIPAL PRESERVATION FUND (THE "MCMORGAN FUNDS"), RESPECTIVELY. UPON COMPLETION OF THE REORGANIZATIONS OF THE MCMORGAN FUNDS WITH AND INTO THE FUNDS, EXPECTED ON OR ABOUT NOVEMBER 27, 2007, THE CLASS I SHARES OF THE MAINSTAY PRINCIPAL PRESERVATION FUND AND THE MAINSTAY INSTITUTIONAL BOND FUND WILL ASSUME THE PERFORMANCE, FINANCIAL AND OTHER HISTORICAL INFORMATION OF THE MCMORGAN PRINCIPAL PRESERVATION FUND AND MCMORGAN INTERMEDIATE FIXED INCOME FUND, RESPECTIVELY. THIS INFORMATION FOR THE FISCAL YEARS ENDED JUNE 30, 2003 THROUGH 2007 HAS BEEN AUDITED BY TAIT, WELLER & BAKER LLP, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS (WHEN THEY WERE THE MCMORGAN FUNDS), ARE INCLUDED IN THE ANNUAL REPORT OF THE MCMORGAN FUNDS, WHICH IS AVAILABLE UPON REQUEST.

FINANCIAL HIGHLIGHTS

INSTITUTIONAL BOND FUND
(Selected per share data and ratios)


                                                                 FOR THE       FOR THE      FOR THE      FOR THE      FOR THE
                                                                  YEAR           YEAR         YEAR         YEAR         YEAR
                                                                  ENDED         ENDED        ENDED        ENDED        ENDED
                                                                 6/30/07       6/30/06      6/30/05      6/30/04      6/30/03
Net asset value, at beginning of period.....................    $   9.91       $  10.36     $  10.22     $  10.93     $  10.46
                                                                --------       --------     --------     --------     --------
Income from investment operations:
Net investment income.......................................        0.48(a)        0.40(a)      0.34(a)      0.36         0.49
Net realized and unrealized gain (loss) on investments......        0.12          (0.45)        0.16        (0.43)        0.51
                                                                --------       --------     --------     --------     --------
Total from investment operations............................        0.60          (0.05)        0.50        (0.07)        1.00
                                                                --------       --------     --------     --------     --------

Less dividends and distributions:
From net investment income..................................       (0.50)         (0.38)       (0.34)       (0.36)       (0.50)
From capital gains..........................................          --          (0.02)       (0.02)       (0.28)       (0.03)
                                                                --------       --------     --------     --------     --------
Total dividends and distributions...........................       (0.50)         (0.40)       (0.36)       (0.64)       (0.53)
                                                                --------       --------     --------     --------     --------
Net asset value, end of period..............................    $  10.01       $   9.91     $  10.36     $  10.22     $  10.93
                                                                ========       ========     ========     ========     ========
Total return................................................        6.11%         (0.43)%       4.93%       (0.64)%       9.79%

Ratios/Supplemental Data:
Net assets, end of period (in 000's)........................    $171,188       $150,355     $163,622     $172,331     $191,682
Ratio of expenses to average net assets before reimbursement
 of expenses by Adviser.....................................        0.59%          0.62%        0.60%        0.57%        0.57%
Ratio of expenses to average net assets after reimbursement
 of expenses by Adviser.....................................        0.50%          0.50%        0.50%        0.50%        0.50%
Ratio of net investment income to average net assets before
 reimbursement of expenses by Adviser.......................        4.68%          3.88%        3.14%        3.32%        4.55%
Ratio of net investment income to average net assets after
 reimbursement of expenses by Adviser.......................        4.77%          4.00%        3.24%        3.39%        4.62%
Portfolio turnover..........................................         332%           262%(b)      286%(b)   225.59%      204.18%



(a) Per share data based on average shares outstanding during the period.
(b) The portfolio turnover is 93% and 199%, respectively, not including mortgage dollar rolls for the years ended June 30, 2006 and June 30, 2005.

                                                            FINANCIAL HIGHLIGHTS

PRINCIPAL PRESERVATION FUND
(Selected per share data and ratios)


                                                                 FOR THE       FOR THE      FOR THE      FOR THE      FOR THE
                                                                  YEAR           YEAR         YEAR         YEAR         YEAR
                                                                  ENDED         ENDED        ENDED        ENDED        ENDED
                                                                 6/30/07       6/30/06      6/30/05      6/30/04      6/30/03
Net asset value, beginning of year..........................    $   1.00       $   1.00     $   1.00     $   1.00     $   1.00
                                                                --------       --------     --------     --------     --------
Income from investment operations:
Net investment income.......................................        0.05           0.04         0.02         0.01         0.01
Net realized and unrealized gain (loss) on investments......        0.00(a)       (0.00)(a)       --         0.00(a)      0.00(a)
                                                                --------       --------     --------     --------     --------
Total from investment operations............................        0.05           0.04         0.02         0.01         0.01
                                                                --------       --------     --------     --------     --------

Less dividends and distributions:
From net investment income..................................       (0.05)         (0.04)       (0.02)       (0.01)       (0.01)
From capital gains..........................................          --             --        (0.00)(a)    (0.00)(a)    (0.00)(a)
                                                                --------       --------     --------     --------     --------
Total dividends and distributions...........................       (0.05)         (0.04)       (0.02)       (0.01)       (0.01)
                                                                --------       --------     --------     --------     --------
Net asset value, end of year................................    $   1.00       $   1.00     $   1.00     $   1.00     $   1.00
                                                                ========       ========     ========     ========     ========
Total return................................................        5.20%          4.01%        1.92%        0.87%        1.30%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)..........................    $182,080       $146,766     $147,215     $133,382     $160,150
Ratio of expenses to average net assets before reimbursement
 of expenses by Adviser.....................................        0.46%          0.50%        0.49%        0.46%        0.43%
Ratio of expenses to average net assets after reimbursement
 of expenses by Adviser.....................................        0.30%          0.30%        0.30%        0.30%        0.30%
Ratio of net investment income to average net assets before
 reimbursement of expenses by Adviser.......................        4.92%          3.73%        1.71%        0.70%        1.15%
Ratio of net investment income to average net assets after
 reimbursement of expenses by Adviser.......................        5.08%          3.93%        1.90%        0.86%        1.28%



(a)  Less than one cent per share.
(b) The loss resulting from the compliance violation did not have an effect on the total return.

[NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn:
MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

The MainStay Funds
SEC File Number: 811-04550

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                   MSMCM01-09/07

                               THE MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                         FOR CLASS A, CLASS B, CLASS C,
                 CLASS I, CLASS R1, CLASS R2 AND CLASS R3 SHARES

                                  MARCH 1, 2007
                        AS AMENDED ON SEPTEMBER 10, 2007

      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated March 1, 2007 for the Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of the separate investment series (collectively, the "Funds") of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI does not pertain to the Equity Index Fund. This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

      Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" doing business as "MainStay Investments"), which is the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


     The financial statements of the Funds (as defined herein), including the Financial Highlights, for the fiscal year ended October 31, 2006, as presented in the 2006 Annual Reports to Shareholders and the Report to Shareholders thereon of KPMG LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. Also incorporated by reference into this SAI are the financial statements, including the Financial Highlights, for the six months ended April 30, 2007, as presented in the 2007 Semi-Annual Reports (unaudited) to Shareholders.



     The MainStay Principal Preservation Fund and the MainStay Institutional Bond Fund commenced operations in July 1994 as the McMorgan Principal Preservation Fund and the McMorgan Intermediate Fixed Income Fund, respectively ("McMorgan Funds"). Upon completion of the reorganization of the McMorgan Funds with and into the MainStay Funds on or about November 27, 2007, the Class I shares of the MainStay Principal Preservation Fund and the MainStay Institutional Bond Fund will assume the performance, financial and other historical information of the McMorgan Principal Preservation Fund and McMorgan Intermediate Fixed Income Fund, respectively. The financial statements of the McMorgan Principal Preservation Fund and the McMorgan Intermediate Fixed Income Fund, including the Financial Highlights for the fiscal year ended June 30, 2007, as presented in the 2007 Annual Report to Shareholders and the Report to Shareholders thereon of Tait, Weller & Baker LLP, independent registered public accounting firm, appearing therein are incorporated into this SAI.

                                TABLE OF CONTENTS


THE MAINSTAY FUNDS..........................................................................................................       1
ADDITIONAL INFORMATION ABOUT the FUNDS......................................................................................       1
   CAPITAL APPRECIATION FUND................................................................................................       1
   COMMON STOCK FUND........................................................................................................       1
   CONVERTIBLE FUND.........................................................................................................       2
   DIVERSIFIED INCOME FUND..................................................................................................       2
   GLOBAL HIGH INCOME FUND..................................................................................................       3
   GOVERNMENT FUND..........................................................................................................       3
   HIGH YIELD CORPORATE BOND FUND...........................................................................................       3
   INSTITUTIONAL BOND FUND..................................................................................................       4
   INTERNATIONAL EQUITY FUND................................................................................................       4
   LARGE CAP GROWTH FUND....................................................................................................       4
   MAP FUND.................................................................................................................       4
   MID CAP GROWTH FUND......................................................................................................       5
   MID CAP VALUE FUND.......................................................................................................       5
   MONEY MARKET FUND........................................................................................................       5
   PRINCIPAL PRESERVATION FUND..............................................................................................       7
   SMALL CAP GROWTH FUND....................................................................................................       7
   SMALL CAP VALUE FUND.....................................................................................................       7
   TAX FREE BOND FUND.......................................................................................................       7
   TOTAL RETURN FUND........................................................................................................       8
   VALUE FUND...............................................................................................................       8
ANTICIPATED USE OF INVESTMENTS...............................................................................................      9
FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................................................................      10
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................................................................      11
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES..............................................................................      12
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS........................................................      13
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM...........................................................      13
   ARBITRAGE................................................................................................................      13
   BANK OBLIGATIONS.........................................................................................................      13
   BORROWING................................................................................................................      14
   BRADY BONDS..............................................................................................................      14
   COMMERCIAL PAPER.........................................................................................................      15
   CONVERTIBLE SECURITIES...................................................................................................      15
   DEBT SECURITIES..........................................................................................................      16
   DEPOSITARY RECEIPTS......................................................................................................      17
   EQUITY SECURITIES........................................................................................................      17
   EXCHANGE TRADED FUNDS....................................................................................................      17
   FIRM OR STANDBY COMMITMENTS - OBLIGATIONS WITH PUTS ATTACHED.............................................................      18
   FLOATING AND VARIABLE RATE SECURITIES....................................................................................      19
   FLOATING RATE LOANS......................................................................................................      19
   FOREIGN CURRENCY TRANSACTIONS............................................................................................      20
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES...................................................................      23
   FOREIGN INDEX-LINKED INSTRUMENTS.........................................................................................      23
   FOREIGN SECURITIES.......................................................................................................      24
   FUTURES TRANSACTIONS.....................................................................................................      25
   ILLIQUID SECURITIES......................................................................................................      30
   INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS.......................................................................      30
   INVESTMENT COMPANIES.....................................................................................................      30
   LENDING OF PORTFOLIO SECURITIES..........................................................................................      31
   LOAN PARTICIPATION INTERESTS.............................................................................................      31
   MORTGAGE DOLLAR ROLLS....................................................................................................      32
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.......................................................................      33
   MUNICIPAL SECURITIES.....................................................................................................      37
   OPTIONS ON FOREIGN CURRENCIES............................................................................................      39
   OPTIONS ON SECURITIES....................................................................................................      40
   OPTIONS ON SECURITIES INDICES............................................................................................      43

   REAL ESTATE INVESTMENT TRUSTS ("REITs")..................................................................................      44
   REPURCHASE AGREEMENTS....................................................................................................      44
   RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER...........................................      45
   REVERSE REPURCHASE AGREEMENTS............................................................................................      46
   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")...............................................................      46
   SHORT SALES AGAINST THE BOX..............................................................................................      47
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT...................................................................................      47
   STRIPPED SECURITIES......................................................................................................      47
   SWAP AGREEMENTS..........................................................................................................      48
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS...........................................................................      49
   U.S. GOVERNMENT SECURITIES...............................................................................................      49
   UNFUNDED LOAN COMMITMENTS................................................................................................      50
   VARIABLE RATE DEMAND NOTES ("VRDNs").....................................................................................      50
   WARRANTS.................................................................................................................      51
   WHEN-ISSUED SECURITIES...................................................................................................      51
   ZERO COUPON BONDS........................................................................................................      51
TRUSTEES AND OFFICERS.......................................................................................................      52
MANAGEMENT..................................................................................................................      52
   BOARD OF TRUSTEES........................................................................................................      56
   COMPENSATION.............................................................................................................      58
   CODES OF ETHICS..........................................................................................................      58
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR............................................................................      59
   MANAGEMENT AGREEMENT.....................................................................................................      59
   SUBADVISORY AGREEMENTS...................................................................................................      60
   DISTRIBUTION AGREEMENT...................................................................................................      62
   DISTRIBUTION PLANS.......................................................................................................      63
   SHAREHOLDER SERVICES PLAN; SERVICE FEES..................................................................................      70
   OTHER SERVICES...........................................................................................................      70
   EXPENSES BORNE BY THE TRUST..............................................................................................      71
PROXY VOTING POLICIES AND PROCEDURES........................................................................................      71
DISCLOSURE OF PORTFOLIO HOLDINGS............................................................................................      75
PORTFOLIO MANAGERS..........................................................................................................      76
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................................................................      80
NET ASSET VALUE.............................................................................................................      86
   HOW PORTFOLIO SECURITIES ARE VALUED......................................................................................      86
SHAREHOLDER INVESTMENT ACCOUNT..............................................................................................      87
SHAREHOLDER TRANSACTIONS....................................................................................................      87
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE..............................................................................      88
   HOW TO PURCHASE SHARES OF THE FUNDS......................................................................................      88
   GENERAL INFORMATION......................................................................................................      88
   BY MAIL..................................................................................................................      88
   BY TELEPHONE.............................................................................................................      88
   BY WIRE..................................................................................................................      89
   ADDITIONAL INVESTMENTS...................................................................................................      89
   SYSTEMATIC INVESTMENT PLANS..............................................................................................      89
   PURCHASES IN KIND........................................................................................................      90
   ALTERNATIVE SALES ARRANGEMENTS...........................................................................................      90
   INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES..........................................................................      90
   PURCHASES AT NET ASSET VALUE.............................................................................................      91
   REDUCED SALES CHARGES ON CLASS A SHARES..................................................................................      92
   LETTER OF INTENT (LOI)...................................................................................................      92
   CONTINGENT DEFERRED SALES CHARGE, CLASS A................................................................................      93
   CONTINGENT DEFERRED SALES CHARGE, CLASS B................................................................................      93
   CONTINGENT DEFERRED SALES CHARGE, CLASS C................................................................................      95
PURCHASES AND REDEMPTIONS...................................................................................................      95
   REDEMPTION FEE...........................................................................................................      96
   SYSTEMATIC WITHDRAWAL PLAN...............................................................................................      96
   REDEMPTIONS IN KIND......................................................................................................      96
   SUSPENSION OF REDEMPTIONS................................................................................................      97

   EXCHANGE PRIVILEGES......................................................................................................      97
   REDEMPTION BY CHECK......................................................................................................      97
TAX-DEFERRED RETIREMENT PLANS...............................................................................................      98
   INDIVIDUAL RETIREMENT ACCOUNT ("IRA")....................................................................................      98
   403(b)(7) TAX SHELTERED ACCOUNT..........................................................................................      99
   GENERAL INFORMATION......................................................................................................      99
TAX INFORMATION.............................................................................................................      99
   TAXATION OF THE FUNDS....................................................................................................     100
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL....................................................................     100
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND.....................................................     101
   FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS............................................................................     102
   DISPOSITIONS OF FUND SHARES..............................................................................................     103
   FOREIGN CURRENCY GAINS AND LOSSES........................................................................................     104
   DISCOUNT.................................................................................................................     104
   TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS.....................................................................     104
   FOREIGN TAXES............................................................................................................     105
   PASSIVE FOREIGN INVESTMENT COMPANIES.....................................................................................     106
   TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING........................................................................     106
   STATE AND LOCAL TAXES....................................................................................................     107
   FOREIGN SHAREHOLDERS.....................................................................................................     107
OTHER INFORMATION...........................................................................................................     107
   ORGANIZATION AND CAPITALIZATION..........................................................................................     107
   VOTING RIGHTS............................................................................................................     108
   SHAREHOLDER AND TRUSTEE LIABILITY........................................................................................     108
   REGISTRATION STATEMENT...................................................................................................     108
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................................................................     108
   TRANSFER AGENT...........................................................................................................     108
   CUSTODIAN................................................................................................................     109
   LEGAL COUNSEL............................................................................................................     109
   CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS..............................................................     109
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS...............................................................................     A-1

                               THE MAINSTAY FUNDS


      The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 21 separate portfolios: Capital Appreciation Fund, Common Stock Fund, Convertible Fund, Diversified Income Fund, Equity Index Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund, and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). Each Fund, other than Equity Index Fund and Global High Income Fund, is a diversified fund as defined by the 1940 Act. The Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002 and is not covered by this SAI.


      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with the following subadvisors: Markston International LLC ("Markston") and Institutional Capital LLC (f/k/a Institutional Capital Corporation) ("ICAP") with respect to the MAP Fund; Winslow Capital Management Inc. ("Winslow Capital") with respect to the Large Cap Growth Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund; and McMorgan & Company LLC ("McMorgan") with respect to Institutional Bond Fund and Principal Preservation Fund. Collectively, these agreements are jointly referred to as the "Subadvisory Agreements." MacKay Shields, Winslow Capital, Markston, ICAP and McMorgan are sometimes jointly referred to as the "Subadvisors" and each individually as a "Subadvisor." There are no subadvisors for the Common Stock Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisors may, in their discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

CAPITAL APPRECIATION FUND

      The Capital Appreciation Fund seeks long-term growth of capital. The Fund normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

      The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

COMMON STOCK FUND

      The Common Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its net assets, plus borrowings, in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index.

      In order to meet the Fund's investment objective, the Manager seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Manager uses a "bottom up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

CONVERTIBLE FUND

      In selecting convertible securities for purchase or sale for the Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box (see "Short Sales Against the Box"), among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

DIVERSIFIED INCOME FUND

      In managing the Diversified Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

      In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

      In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

      In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into credit default swaps.

      Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

GLOBAL HIGH INCOME FUND

      The Fund normally invests at least 65% of its net assets, plus any borrowings, in high-yield securities. In making investments for the foreign and emerging markets sectors of the Global High Income Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith judgment,
(1) the percentage of the Fund's assets to be invested in each emerging market;
(2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

      Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into credit default swaps. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

      The Government Fund seeks to achieve its investment objective by investing principally in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

      The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

      The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

      Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND

      The High Yield Corporate Bond Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

      Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

      Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

      The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

      The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

INSTITUTIONAL BOND FUND


      The Institutional Bond Fund seeks to maximize total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years. The Fund invests at least 80% of its assets in debt securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad array of individual securities and is diversified by sector, industry, specific issuer, and maturity.


      The Subadvisor's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

INTERNATIONAL EQUITY FUND

      In making investments for the International Equity Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The Sub-Advisor seeks long-term capital appreciation via bottom-up stock selection and favors cash flows over earnings. The investment discipline is biased towards owning quality companies with strong track records of creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

      The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories evidencing ownership of underlying foreign securities.

LARGE CAP GROWTH FUND

      The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings, in large capitalization companies.

MAP FUND

      The MAP Fund may invest in warrants. A warrant is a right that entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

      The Fund restricts its investment in foreign securities to no more than 10% of the Fund's total net assets. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are not considered "foreign securities for the purpose of this limitation.

      The Fund may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees ("Board") is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

      In addition, the Fund may also buy "restricted" securities that cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MID CAP GROWTH FUND

      The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the Russell MidCap(R) Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of the Prospectus, the market capitalizations of companies in this index range from $1.2 billion and $21.4 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." The Fund's Subadvisor will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

MID CAP VALUE FUND

      The Mid Cap Value Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks, which may include securities that pay regular dividends, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its net assets, plus borrowings, in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of the date of the Prospectus, the market capitalizations of companies in this index ranges from $1.3 billion and $19.2 billion.

      The Fund also may invest up to 20% of its net assets, plus borrowings, in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

      The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

      Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

      In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that are deemed to be undervalued.

MONEY MARKET FUND

      The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that are "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall report to the Board the actions taken by the Fund and the reasons for such actions.

      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's NAV per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and
(2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

PRINCIPAL PRESERVATION FUND


      The Principal Preservation Fund seeks to maximize current income consistent with maintaining liquidity and preserving capital. The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1 share price.



      The Fund seeks to invest at least 95% of its total assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two nationally-recognized statistical rating agencies such as Standard & Poor's Ratings Service ("S&P") (at least A-1), Moody's Investors Service, Inc. ("Moody's") (at least P-1), Fitch Ratings ("Fitch") (at least F1), or Dominion Bond Rating Service ("DBRS") (at least R-1L). From time to time, the Fund may also invest in unrated securities that the Subadvisor believes are comparable to high-quality, short-term debt securities. The Fund may not invest more than 5% of its total assets in unrated securities and short-term debt securities assigned the second highest rating as calculated at the time of purchase.



SMALL CAP GROWTH FUND

      The Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $68.0 million to $3.0 billion.

      The Fund's Subadvisor selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management, ideally with high insider ownership.

      The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

SMALL CAP VALUE FUND

      The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index and invests primarily in common stocks and securities convertible into common stock. To that end, as of the date of the Prospectus the Fund generally invests in securities of companies with market capitalizations between $92 million to 3.0 billion.

      It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Generally, stocks will be sold either when they meet the Subadvisor's price objective or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer. The Fund may invest up to 15% of net assets in REITs.

TAX FREE BOND FUND

      The Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities").

Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

      Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

      The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

      The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

      From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest up to 25% of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 15% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

TOTAL RETURN FUND

      The Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow. Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

      The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

      Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

VALUE FUND

      The Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 65% of its total assets in U.S. common stocks that the Fund's Subadvisor believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

ANTICIPATED USE OF INVESTMENTS

      The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.


                                                                             GLOBAL              HIGH
                                    CAPITAL   COMMON                          HIGH               YIELD
                                 APPRECIATION STOCK  CONVERTIBLE DIVERSIFIED INCOME GOVERNMENT CORPORATE INSTITUTIONAL INTERNATIONAL
                                     FUND      FUND      FUND    INCOME FUND  FUND     FUND    BOND FUND   BOND FUND   EQUITY FUND
                                     ----      ----      ----    -----------  ----     ----    ---------   ---------   -----------
Arbitrage
Bank Obligations                                           -          -         -        -         -
Borrowing                                                  -
Brady Bonds                                                           -         -                  -
Common Stock                           -         -         -          -                            -
Commercial Paper                       -                   -          -         -        -         -           -
Convertible Securities                                     -          -                            -
Credit Default Swaps                                                  -         -
Debt Securities                                            -          -         -        -         -           -
Depositary Receipts                    -                   -          -                            -                         -
Exchange Traded Funds                            -
Floating Rate Securities
Floating Rate Loans
Foreign Currency                                                      -         -                  -                         -
Foreign Government Securities                                         -         -                  -
Foreign Index-Linked Instruments
Foreign Securities                     -                   -          -         -                  -                         -
Futures                                                                                            -
High Yield Debt Securities
  ("Junk Bonds")                                           -          -         -                  -
Illiquid Securities                                        -          -                            -
Industrial Development and/or
  Pollution Control Bonds                                             -                            -
Investment Companies                                                  -
Loan Participations                                                   -                            -
Mortgage Dollar Rolls                                                                    -                     -
Mortgage-Related/Asset-Backed
  Securities                                               -          -         -        -         -           -
Municipal Securities                                                  -                  -         -
Options on Foreign Currencies                                         -         -
Options on Securities                  -                   -          -
Preferred Stock                                                                                    -
Real Estate Investment Trusts                              -                                       -
Repurchase Agreements                            -
Restricted Securities - Rule
   144A Securities and
   Section 4(2) Commercial Paper                           -          -         -                  -                         -
Reverse Repurchase Agreements                    -
Securities Index Options
Short Sales Against the Box
Stripped Securities
Swap Agreements
U.S. Government Securities                                 -          -         -        -         -           -             -
Variable Rate Demand Notes
Warrants                                         -         -          -                            -
When Issued Securities                           -         -                                       -
Zero Coupon Bonds                                                     -                  -         -


                                           LARGE                                                 SMALL   SMALL  TAX
                                            CAP          MID CAP  MID CAP  MONEY    PRINCIPAL     CAP     CAP   FREE  TOTAL
                                           GROWTH  MAP   GROWTH    VALUE   MARKET  PRESERVATION  GROWTH  VALUE  BOND  RETURN  VALUE
                                            FUND   FUND   FUND     FUND     FUND      FUND        FUND    FUND  FUND   FUND   FUND
                                            ----   ----   ----     ----     ----      ----        ----    ----  ----   ----   ----
Arbitrage
Bank Obligations                                    -                -       -                                          -
Borrowing
Brady Bonds                                                                                                             -
Common Stock                                  -     -       -        -       -                             -            -      -
Commercial Paper                                    -       -        -       -          -          -       -     -      -      -
Convertible Securities                              -                -                                                         -
Credit Default Swaps
Debt Securities                               -     -                -       -          -                        -      -
Depositary Receipts                                 -       -        -                             -       -            -      -
Exchange Traded Funds
Floating Rate Securities
Floating Rate Loans
Foreign Currency                                    -                                                                   -
Foreign Government Securities                                                -                                          -
Foreign Index-Linked Instruments                    -
Foreign Securities                            -     -       -        -       -                     -       -            -      -
Futures                                                                                                                 -
High Yield Debt Securities ("Junk Bonds")           -                                                                   -
Illiquid Securities                                 -                                                            -      -
Industrial Development and/or Pollution
  Control Bonds                                                                                                  -      -
Investment Companies                                                         -                             -                   -
Loan Participations
Mortgage Dollar Rolls                                                                                                   -
Mortgage-Related/Asset-Backed Securities                                     -                                   -      -
Municipal Securities                                                                                             -      -
Options on Foreign Currencies                                                                                           -
Options on Securities                               -       -        -                             -             -      -      -
Preferred Stock                                     -                -                                           -             -
Real Estate Investment Trusts                       -                -                                     -            -
Repurchase Agreements                               -
Restricted Securities - Rule
   144A Securities and
   Section 4(2) Commercial Paper                    -                        -                                   -      -
Reverse Repurchase Agreements                       -
Securities Index Options
Short Sales Against the Box
Stripped Securities                                                                                                     -
Swap Agreements
U.S. Government Securities                          -                        -          -                               -
Variable Rate Demand Notes
Warrants                                            -
When Issued Securities                        -     -                        -                                          -
Zero Coupon Bonds                                   -                        -                                   -      -

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

EACH FUND:

      1. Except Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.


      3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the Money Market Fund and the Principal Preservation Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) and, with respect to the Money Market Fund and Principal Preservation Fund, Clause (iii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


      For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system.

      4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      5. May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      6. May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      7. May act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

      The following fundamental investment restrictions are applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

      1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

      2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      In addition to each Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

      - Each Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

      - The Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality.

      - The Total Return Fund may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged by the Subadvisor to be of comparable quality.

      - The High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.

      - The Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, MAP Fund, Money Market Fund, Tax Free Bond Fund, and Total Return Fund may not enter into reverse repurchase agreements.

      - Each of the Common Stock Fund, Diversified Income Fund, Global High Income Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may not invest more than 5% of its total assets in reverse repurchase agreements.

      - The Government Fund and Tax Free Bond Fund may not invest in foreign securities.

      - The Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in foreign currencies.

      - The MAP Fund may not invest in non-government mortgage pass-through securities.

      - The Government Fund, MAP Fund, Money Market Fund and Tax Free Bond Fund may not purchase or write options on foreign currencies.


      - The Capital Appreciation Fund, Common Stock Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Principal Preservation Fund, Small Cap Growth Fund, Small Cap Value Fund, and Value Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.



      - The Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, Principal Preservation Fund, and Tax Free Bond Fund may not purchase or sell stock index futures.



      - The Government Fund, Money Market Fund and Tax Free Bond Fund may not purchase or sell foreign currency futures.



      - The Government Fund, MAP Fund, Money Market Fund, Principal Preservation Fund, and Tax Free Bond Fund may not enter into interest rate, index or currency exchange rate swap agreements.


      - The Government Fund, Money Market Fund and Tax Free Bond Fund may not invest in convertible securities.

      - The International Equity Fund, MAP Fund and Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.


      - The Money Market Fund and Principal Preservation Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.



      - The Money Market Fund and Principal Preservation Fund may not invest in leveraged inverse floating rate debt instruments.


      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

                 NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES

Certain of the Trust's Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND                                     NON-FUNDAMENTAL INVESTMENT POLICY
----                                     ---------------------------------

MAINSTAY COMMON STOCK FUND               To invest, under normal circumstances, at least 80% of its assets in common stocks

MAINSTAY CONVERTIBLE FUND                To invest, under normal circumstances, at least 80% of its assets in convertible securities

MAINSTAY GOVERNMENT FUND                 To invest, under normal circumstances, at least 80% of its assets in U.S. government securities

MAINSTAY HIGH YIELD CORPORATE BOND FUND  To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities

MAINSTAY INSTITUTIONAL BOND FUND         To invest, under normal circumstances, at least 80% of the value of its assets in bonds.

MAINSTAY INTERNATIONAL EQUITY FUND       To invest, under normal circumstances, at least 80% of its assets in equity securities

MAINSTAY LARGE CAP GROWTH FUND           To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.

MAINSTAY MID CAP GROWTH FUND             To invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus of the Fund

MAINSTAY MID CAP VALUE FUND              To invest, under normal circumstances, at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index

MAINSTAY SMALL CAP GROWTH FUND           To invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus of the Fund

MAINSTAY SMALL CAP VALUE FUND            To invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus of the Fund

MAINSTAY TAX FREE BOND FUND              To invest, under normal circumstances, at least 80% of its assets in municipal bonds

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS

      All Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisors may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and each Fund's NAV per share will fluctuate based on the value of the securities held by that Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ARBITRAGE

      A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

      Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund may invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

      CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

      As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

      Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

      Borrowing tends to exaggerate the effect on a Funds' NAV per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

      The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of a Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

      A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

      A Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

      Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES


      A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.


      Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

      As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

      Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

      The Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

      Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

      A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

      Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

      Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


      When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).



      Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.


      Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

      The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisors will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

      A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities, they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

      ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

      To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

      Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

      SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

      A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

      A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

      A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

      Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

      The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

      Each Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

      Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

      The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund or Principal Preservation Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FLOATING RATE LOANS

      Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

      A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

      A Fund may invest in a floating rate loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

      A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

      If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

      Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

      The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

      Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

      A Fund may seek to increase its return by trading in foreign currencies. To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

      Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' foreign currency transactions. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

      Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

      Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

      A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

      A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

      At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the

Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

      When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

      In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' forward contracts. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

      The Manager and Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

      While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

      A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

      The Manager's or Subadvisors' determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments, which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

      A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

     A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

      A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES


     A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund and the Principal Preservation Fund are restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.


      Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

      Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

      Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.- dollar-denominated securities traded in U.S. securities markets.

      Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

      A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management, income enhancement and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

      A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

      The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Trust nor any of the Funds is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.


     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices.


      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

      FUTURES ON DEBT SECURITIES. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

      A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

      SECURITIES INDEX FUTURES. Stock index and bond index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

      Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

      CURRENCY FUTURES. A Fund may seek to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" currency transactions. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.


     In cross-hedge transactions, a Fund holding securities denominated in one foreign currency will enter into a contract to buy or sell a different foreign currency (one that the Manager or Subadvisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Manager or Subadvisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


      A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

      Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

      OPTIONS ON FUTURES. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

      The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

      The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

      While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

      LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

      When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.


      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).


      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

      RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

      A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the Money Market Fund and Principal Preservation Fund) to be invested in all such illiquid or not readily marketable assets.


      Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

      Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

      Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

      A Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES


      A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.


      As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

      Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

      A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

      A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

      In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

      A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

      When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

      Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

MORTGAGE DOLLAR ROLLS

      A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

   Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

   The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

   Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

   Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

   Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

   Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

   GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or

Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

   Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

   FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

   If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

   PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

   COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

   CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

   An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

   The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

   FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

   If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

   OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

   The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

   The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

   Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

   CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

   STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

   Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment thends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

   Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

   Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

   OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

   An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

   If consistent with a Fund's investment objective and policies, and in the case of the Money Market Fund and Principal Preservation Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

   A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

   Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.

   Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

   Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

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

   Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

   Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

   Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

   Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

   Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

     - Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

     - Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

     - Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

     - Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

     - Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

   An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

   Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

   Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

   Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board of Trustees.

   There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

   The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

   The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS ON FOREIGN CURRENCIES

   To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

   Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

   A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

   A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held
(1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

   Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

   A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

   Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

   A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

   The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a

Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

   WRITING CALL OPTIONS. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

   A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

   During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

   A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

   A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

   Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

   WRITING PUT OPTIONS. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

   The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

   A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

   If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

   In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

   PURCHASING OPTIONS. Each Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

   The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

   In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

   The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

   MARRIED PUTS. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

   Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

   SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

   A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

   The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDICES

   A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

   A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

   The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

   A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

    A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.


     The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.



    REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.



    Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.


    In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

    A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

    A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

    A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

    In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

    The Trustees have delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

    For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

    Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

    Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

    The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Trustees.

    The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

      (i) The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

      (ii) The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

      (iii) Dealer undertaking to make a market in the 144A security; and

      (iv) The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

    To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

    To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor must conclude that the following conditions have been met:

      (a) The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

      (b)   The 4(2) commercial paper is rated:

            (i) In one of the two highest rating categories by at least two NRSROs; or

            (ii) If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

            (iii) If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

      (c) There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

    A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

    Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Fund's commitments to cover their obligations under the agreement.

    The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

    If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")


      Securities rated lower than Baa by Moody's or lower than BBB by S&P or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.


    Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

    The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price, at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

    Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

    If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

    Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

    The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

    In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

SHORT SALES AGAINST THE BOX

    A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

    Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

STRIPPED SECURITIES

    Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

    Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

    A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

    A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for Diversified Income Fund and Global High Income Fund).

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

    Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

    Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

CREDIT DEFAULT SWAPS

    To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value")) of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

    When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

    In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

    In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Income Fund and International Equity Fund may hold foreign cash and cash equivalents.

    In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

    Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

    While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

    U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

UNFUNDED LOAN COMMITMENTS

    The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

    Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

    Unfunded loan commitments expose lenders to credit risk--the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

    Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.


    The Fund records an investment when the borrower draws down the money and records interest as earned.


VARIABLE RATE DEMAND NOTES ("VRDNS")

    The Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

    The Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the Tax Free Bond Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The Tax Free Bond Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

    Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

    If an issuer of a variable rate demand note defaulted on its payment obligation, the Tax Free Bond Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

WARRANTS

    To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

    Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.


    The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a when-issued basis. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.


ZERO COUPON BONDS

    The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                              TRUSTEES AND OFFICERS

MANAGEMENT

      The Board of Trustees oversees the management of the Trust and elects its officers. Information pertaining to the Board Members and officers is set forth below. The Trust's officers are responsible for the day-to-day operations of the Trust. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.

                               INTERESTED TRUSTEE*


                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND            OTHER
                                                                      PRINCIPAL                    COMPLEX        DIRECTORSHIPS
    NAME AND      TERM OF OFFICE+, POSITION(S) HELD                 OCCUPATION(S)                  OVERSEEN          HELD BY
 DATE OF BIRTH    WITH TRUST AND LENGTH OF SERVICE               DURING PAST 5 YEARS              BY TRUSTEE         TRUSTEE
 -------------    ---------------------------------              -------------------              ----------         -------
BRIAN A. MURDOCK  Indefinite; Trustee and Chief     Member of the Board of Managers and               73      Trustee, Eclipse Funds
3/14/56           Executive Officer since 2006;     President (since 2004), and Chief Executive               since June 2007, (3
                  Chairman (2006 to 2007)           Officer (since 2006), New York Life                       funds); Director,
                                                    Investment Management LLC and New York Life               Eclipse Funds Inc.
                                                    Investment Management Holdings LLC; Senior                since June 2007 (22
                                                    Vice President, New York Life Insurance                   funds); Director,
                                                    Company (since 2004); Chairman of the Board               MainStay VP Series
                                                    and President, NYLIFE Distributors LLC and                Fund, Inc. since 2006
                                                    NYLCAP Manager LLC (since 2004) and                       (24 portfolios);
                                                    Institutional Capital LLC (since 2006);                   Director, ICAP Funds,
                                                    Chief Executive Officer, Eclipse Funds and                Inc. since 2006 (3
                                                    Eclipse Funds Inc. (since 2006); Chairman                 funds)
                                                    (2006 to 2007) and Director and Chief
                                                    Executive Officer (since 2006), MainStay VP
                                                    Series Fund, Inc.; Director and Chief
                                                    Executive Officer, ICAP Funds, Inc. (since
                                                    2006); Chief Investment Officer, MLIM Europe
                                                    and Asia (2001 to 2003); President of
                                                    Merrill Japan and Chairman of MLIM's Pacific
                                                    Region (1999 to 2001).


      * Trustee considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees."

      + Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. The Retirement Policy adopted by the Board provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday.

                            NON-INTERESTED TRUSTEES


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                          TERM OF OFFICE+,                                                    IN FUND               OTHER
                       POSITION(S) HELD WITH                    PRINCIPAL                     COMPLEX           DIRECTORSHIPS
       NAME AND         TRUST AND LENGTH OF                   OCCUPATION(S)                   OVERSEEN              HELD BY
    DATE OF BIRTH             SERVICE                      DURING PAST 5 YEARS               BY TRUSTEE             TRUSTEE
    -------------      ---------------------               -------------------               ----------             -------
SUSAN B. KERLEY        Indefinite; Chairman   Partner, Strategic Management Advisors             73      Chairman since 2005 and
8/12/51                and Trustee since      LLC (since 1990).                                          Trustee since 2000,
                       June 2007                                                                         Eclipse Funds (3 funds);
                                                                                                         Chairman since 2005 and
                                                                                                         Director since 1990,
                                                                                                         Eclipse Funds Inc. (22
                                                                                                         funds); Chairman and
                                                                                                         Director, ICAP Funds,
                                                                                                         Inc., since 2006 (3
                                                                                                         funds); Chairman and
                                                                                                         Director, MainStay VP
                                                                                                         Series Fund, Inc., since
                                                                                                         June 2007 (24 portfolios);
                                                                                                         Trustee, Legg Mason
                                                                                                         Partners Funds, Inc.,
                                                                                                         since 1991 (30 portfolios).

ALAN R. LATSHAW        Indefinite; Trustee    Retired; Partner, Ernst & Young LLP                73      Trustee, Eclipse Funds
3/27/51                and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                   since June 2007 (3 funds);
                       Financial Expert       LLP (1976 to 2002); Consultant to the                      Director, Eclipse Funds
                       since 2006             MainStay Funds Audit and Compliance                        Inc. since June 2007 (22
                                              Committee (2004 to 2006).                                  funds); Director, ICAP
                                                                                                         Funds, Inc., since June
                                                                                                         2007 (3 funds); Director,
                                                                                                         MainStay VP Series Fund,
                                                                                                         Inc., since June 2007 (24
                                                                                                         portfolios); Trustee,
                                                                                                         State Farm Associates
                                                                                                         Funds Trusts since 2005 (3
                                                                                                         portfolios); Trustee,
                                                                                                         State Farm Mutual Fund
                                                                                                         Trust since 2005 (15
                                                                                                         portfolios); Trustee,
                                                                                                         State Farm Variable
                                                                                                         Product Trust since 2005
                                                                                                         (9 portfolios); Trustee.

PETER MEENAN           Indefinite; Director   Independent Consultant; President and              73      Trustee, Eclipse Funds
12/5/41                since 2006             Chief Executive Officer, Babson -- United,                 since 2002 (3 funds);
                                              Inc. (financial services firm) (2000 to                    Director, Eclipse Funds
                                              2004); Independent Consultant (1999 to                     Inc. since 2002 (22
                                              2000); Head of Global Funds, Citcorp                       funds); Director, ICAP
                                              (1995 to 1999).                                            Funds, Inc., since 2006 (3
                                                                                                         funds); Director, MainStay
                                                                                                         VP Series Fund, Inc. since
                                                                                                         June 2007 (24 portfolios).

RICHARD H. NOLAN, JR.  Indefinite; Trustee    Managing Director, ICC Capital                     73      Trustee, Eclipse Funds
11/16/46               since June 2007        Management; President -- Shields/Alliance,                 since June 2007 (3 funds);
                                              Alliance Capital Management (1994 to                       Director, Eclipse Funds
                                              2004).                                                     Inc. since June 2007 (22
                                                                                                         funds); Director, ICAP
                                                                                                         Funds, Inc., since June
                                                                                                         2007 (3 funds); Director,
                                                                                                         MainStay VP Series Fund,
                                                                                                         Inc., since 2006 (24
                                                                                                         portfolios).

RICHARD S. TRUTANIC    Chairman (since 1990)  Chairman (1990 to present) and Chief               73      Trustee, Eclipse Funds
2/13/52                and Chief Executive    Executive Officer (1990 to 1999), Somerset                 since June 2007 (3 funds);
                       Office (1990 to        Group (financial advisory firm); Managing                  Director, Eclipse Funds
                       1999), Somerset Group  Director and Advisor, The Carlyle Group                    Inc. since June 2007 (22
                       (financial advisory    (private investment firm) (2002 to 2004);                  funds); Director, ICAP
                       firm); Managing        Senior Managing Director and Partner, Groupe               Funds, Inc., since June
                       Director and Advisor,  Arnault S.A. (private investment firm) (1999               2007 (3 funds); Director,
                       The Carlyle Group      to 2002).                                                  MainStay VP Series Fund,
                       (private investment                                                               Inc., since June 2007 (24
                       firm) (2002 to 2004);                                                             portfolios).
                       Senior Managing
                       Director and Partner,
                       Groupe Arnault S.A.
                       (private investment
                       firm) (1999 to 2002).

ROMAN L. WEIL          Indefinite; Trustee    V. Duane Rath Professor of Accounting,             73      Trustee, Eclipse Funds
5/22/40                and Audit Committee    Graduate School of Business, University of                 since June 2007 (3 funds);
                       Financial expert       Chicago; President, Roman L. Weil                          Director, Eclipse Funds
                       since June 2007        Associates, Inc. (consulting firm); Audit                  Inc. since June 2007 (22
                                              Committee Financial Expert, MainStay VP                    funds); Director, ICAP
                                              Series Fund, Inc. (2003 to 2007).                          Funds, Inc., since June
                                                                                                         2007 (3 funds); Director,
                                                                                                         MainStay VP Series Fund,
                                                                                                         Inc., since 1994 (24
                                                                                                         portfolios).

JOHN A. WEISSER        Indefinite; Trustee    Retired. Managing Director of Salomon              73      Trustee, Eclipse Funds
10/22/41               since June 2007        Brothers, Inc. (1971 to 1995).                             since June 2007 (3 funds);
                                                                                                         Director, Eclipse Funds
                                                                                                         Inc. since 2007 (22
                                                                                                         funds); Director, ICAP
                                                                                                         Funds, Inc., since June
                                                                                                         2007 (3 funds); Director,
                                                                                                         MainStay VP Series Fund,
                                                                                                         Inc., since 1997 (24
                                                                                                         portfolios); Trustee,
                                                                                                         Direxion Funds (57 funds)
                                                                                                         and Direxion Insurance
                                                                                                         Trust (45 funds) since
                                                                                                         March 2007.






      + Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or (2) his or her resignation, death or removal. The Retirement Policy adopted by the Board provides that a Trustee shall tender his or her resignation upon reaching age 72. A Trustee reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Trustee shall serve on the Board past his or her 75th birthday.

                        OFFICERS (WHO ARE NOT TRUSTEES)*


                                                                                            PRINCIPAL
        NAME AND                  POSITION(S) HELD                                        OCCUPATION(S)
     DATE OF BIRTH        WITH TRUST AND LENGTH OF SERVICE                             DURING PAST 5 YEARS
     -------------        ---------------------------------                            -------------------
ROBERT A. ANSELMI         Chief Legal Officer since 2004     Senior Managing Director, General Counsel and Secretary, New York Life
10/19/46                                                     Investment Management LLC (including predecessor advisory
                                                             organizations) (since 2000); Secretary (since 2001) and General Counsel
                                                             (since 2005), New York Life Investment Management Holdings LLC; Senior
                                                             Vice President, New York Life Insurance Company (since 2000); Vice
                                                             President and Secretary, McMorgan & Company LLC (since 2002);
                                                             Secretary, NYLIM Service Company LLC, NYLCAP Manager LLC, Madison
                                                             Capital Funding LLC and Institutional Capital LLC (since 2006); Chief
                                                             Legal Officer, Eclipse Funds, Eclipse Funds Inc. and  MainStay VP
                                                             Series Fund, Inc. (since 2004), McMorgan Funds (since 2005) and ICAP
                                                             Funds, Inc. (since 2006); Managing Director and Senior Counsel, Lehman
                                                             Brothers Inc. (1998 to 1999); General Counsel and Managing Director, JP
                                                             Morgan Investment Management Inc. (1986 to 1998).

JACK BENINTENDE           Treasurer and Principal Financial  Managing Director, New York Life Investment Management LLC (since June
5/12/64                   and Accounting Officer since June  2007); Treasurer and Principal Financial and Accounting Officer,
                          2007                               Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and
                                                             ICAP Funds, Inc. (since June 2007); Vice President, Prudential
                                                             Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family
                                                             of Funds, Target Portfolio Trust, The Prudential Series Fund and
                                                             American Skandia Trust (2006 to 2007); Treasurer and Principal
                                                             Financial Officer, The Greater China Fund (2007).

STEPHEN P. FISHER         President since March 2007         Senior Managing Director and Chief Marketing Officer, New York Life
2/22/59                                                      Investment Management LLC (since 2005); Managing Director -- Retail
                                                             Marketing, New York Life Investment Management LLC (2003 to 2005);
                                                             President, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund,
                                                             Inc. and ICAP Funds, Inc. (since March 2007); Managing Director, UBS
                                                             Global Asset Management (1999 to 2003).

SCOTT T. HARRINGTON       Vice President -- Administration   Director, New York Life Investment Management LLC (including
2/8/59                    since 2005                         predecessor advisory organizations) (since 2000); Executive Vice
                                                             President, New York Life Trust Company and New York Life Trust Company,
                                                             FSB (since 2006); Vice President -- Administration, Eclipse Funds,
                                                             Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since 2005) and
                                                             ICAP Funds, Inc. (since 2006).

ALISON H. MICUCCI         Senior Vice President and Chief    Senior Managing Director and Chief Compliance Officer (since 2006) and
12/16/65                  Compliance Officer since 2006      Managing Director and Chief Compliance Officer (2003 to 2006), New York
                                                             Life Investment Management LLC and New York Life Investment Management
                                                             Holdings LLC; Senior Managing Director, Compliance (since 2006) and
                                                             Managing Director, Compliance (2003 to 2006), NYLIFE Distributors LLC;
                                                             Chief Compliance Officer, NYLCAP Manager LLC; Senior Vice President and
                                                             Chief Compliance Officer, Eclipse Funds, Eclipse Funds Inc., MainStay
                                                             VP Series Fund, Inc. and ICAP Funds, Inc. (since 2006); Vice President
                                                             - Compliance, Eclipse Funds, Eclipse Funds Inc. and  MainStay VP Series
                                                             Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer, New York
                                                             Life Investment Management LLC (2002 to 2003); Vice President and
                                                             Compliance Officer, Goldman  Sachs Asset Management (1999  to 2002).

MARGUERITE E.H. MORRISON  Secretary since 2004               Managing Director and Associate General Counsel, New York Life
3/26/56                                                      Investment Management LLC (since 2004); Managing Director and
                                                             Secretary, NYLIFE Distributors LLC; Secretary, Eclipse Funds, Eclipse
                                                             Funds Inc.  and MainStay VP Series Fund, Inc. (since 2004) and ICAP
                                                             Funds, Inc. (since 2006); Chief Legal Officer - Mutual Funds and Vice
                                                             President and Corporate Counsel, The Prudential Insurance Company of
                                                             America (2000 to 2004).



      * The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."


            Officers are elected annually by the Trustees to serve a one year term.


      BOARD OF TRUSTEES

     The Board oversees the Funds, the Manager and the Subadvisors. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

     AUDIT COMMITTEE. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. Prior to June 7, 2007, the Board had an Audit and Compliance Committee. There were five Audit and Compliance Committee meetings held during the fiscal year ended October 31, 2006.


     CONTRACTS COMMITTEE. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee was first organized in June 2007, therefore, there were no Contracts Committee meetings held during the fiscal year ended October 31, 2006.


     INVESTMENT COMMITTEE. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee was first organized in June 2007, therefore, there were no Investment Committee meetings held during the fiscal year ended October 31, 2006. Prior to June 7, 2007, the Board had a Brokerage Committee and a Performance Committee. There were three Brokerage Committee meetings and four Performance Committee meetings held during the fiscal year ended October 31, 2006.

     NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. Prior to June 7, 2007, the Board had a Nominating Committee. There were two Nominating Committee meetings held during the fiscal year ended October 31, 2006.


     VALUATION COMMITTEE. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jae Yoon (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr.,

Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Jack Benintende, Marguerite E. H. Morrison, and Alison Micucci. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2006.

     VALUATION SUBCOMMITTEE. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Micucci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack Benintende, Gary Wendlandt and William Cheng. There were six Valuation Subcommittee meetings held during the fiscal year ended October 31, 2006.

     As of December 31, 2006, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the Trust was as follows:

                              INTERESTED TRUSTEES

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED INVESTMENT
                                                                       COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE   DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST     IN FAMILY OF INVESTMENT COMPANIES
---------------   ----------------------------------------------  ---------------------------------------
Brian A. Murdock      Large Cap Growth Fund - Over $100,000                    Over $100,000

                             NON-INTERESTED TRUSTEES

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                                            COMPANIES OVERSEEN BY TRUSTEE
   NAME OF TRUSTEE     DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST     IN FAMILY OF INVESTMENT COMPANIES
   ---------------     ----------------------------------------------  ---------------------------------------
Edward J. Hogan *      High Yield Corporate Bond Fund - Over $100,000               Over $100,000

Susan B. Kerley                        None                                         Over $100,000

Alan R. Latshaw        Large Cap Growth Fund - $10,001 - $50,000
                       Small Cap Value Fund - $1 - $10,000                        $10,001 - $50,000

Terry L. Lierman *     Capital Appreciation Fund - $1 - $10,000
                       Global High Income Fund - $1 - $10,000
                       International Equity Fund - $10,001 - $50,000
                       Value Fund - $10,001 - $50,000                             $50,001 - $100,000

John B. McGuckian *                             $0                                        $0

Peter Meenan                                    $0                                $50,001 - $100,000

Donald E. Nickelson    International Equity Fund - $10,001 - $50,000              $10,001 - $50,000

Richard H. Nolan, Jr.                           $0                                        $0

Richard S. Trutanic    Total Return Fund - $1 - $10,000                              $1 - $10,000

Roman L. Weil                                   $0                                   $1 - $10,000

John A. Weisser                                 $0                                  Over $100,000


     * Mr. Lierman resigned from the Board effective May 31, 2007. Messrs. Hogan, McGuckian and Nickelson resigned from the Board effective June 7, 2007.

     As of December 31, 2006, each Trustee who is not an "interested person" as that term is defined in the 1940 Act of the Trust, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

COMPENSATION

     The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2006, from the Trust. Effective June 7, 2007, the Independent Trustees receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $15,000. To compensate the Independent Trustees for additional service to the Funds and other funds in the Fund Complex overseen by each Trustee in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Trust, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., and ICAP Funds, Inc. (collectively, the "Fund Complex"), the Trustees will receive a fee of $30,000 to be paid prior to the fiscal period ending October 31, 2007. The Trust will pay their pro rata share of the above-referenced fees based on the relative net assets of the Trust and other funds in the Fund Complex for which the Trustee serves as Director or Trustee as of the end of the fiscal year. Prior to June 7, 2007, the Trustees were compensated under a different compensation structure. The Trustees who are affiliated with NYLIM do not receive compensation from the Funds.

                            AGGREGATE    PENSION OR RETIREMENT                     TOTAL COMPENSATION
                           COMPENSATION     BENEFITS ACCRUED       ESTIMATED     FROM THE TRUST AND THE
     NAME OF PERSON,         FROM THE          AS PART OF       ANNUAL BENEFITS       FUND COMPLEX
        POSITION              TRUST          FUND EXPENSES      UPON RETIREMENT     PAID TO TRUSTEES
     --------------        ------------- ---------------------- ---------------  ----------------------
Edward J. Hogan (1)        $     88,000           None                None            $     88,000

Susan B. Kerley (2)            None               None                None            $    101,000

Alan R. Latshaw            $     78,500           None                None            $     78,500

Terry L. Lierman (1)       $     78,500           None                None            $     78,500

John B. McGuckian (1)      $     86,000           None                None            $     86,000

Peter Meenan (2)               None               None                None            $     83,536

Donald E. Nickelson        $    119,000           None                None            $    119,000

Richard H. Nolan, Jr. (3)      None               None                None            $     75,500

Richard S. Trutanic (2)    $     87,500           None                None            $     87,500

Roman L. Weil (3)              None               None                None            $     91,500

John A. Weisser (3)            None               None                None            $     91,500

--------------------

     (1) Mr. Lierman resigned from the Board effective May 31, 2007. Messrs. Hogan, McGuckian and Nickelson resigned from the Board effective June 7, 2007.

     (2) Ms. Kerley and Mr. Meenan were appointed as Trustees effective June 7, 2007 and were not compensated by the Trust during the fiscal year ended October 31, 2006. Prior to June 7, 2007, they served as Trustees/Directors to Eclipse Funds, Eclipse Funds Inc. and ICAP Funds Inc., which are part of the Fund Complex.

     (3) Messrs. Nolan, Weil and Weisser were appointed Trustees effective June 7, 2007 and were not compensated by the Trust during the calendar year ended October 31, 2006. Prior to June 7, 2007, they served as Directors to MainStay VP Series Fund, Inc., which is part of the Fund Complex.

     As of January 31, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Trust.


     The Funds have agreed to reimburse NYLIM for a portion of the compensation of the Trust's Chief Compliance Officer.


CODES OF ETHICS

     The Trust, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Funds, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

     The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisors (the "Non-Interested Trustees").

     The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus, the Manager bears the following expenses:

     - the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

     - the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and

     - all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.

     - For its services, each Fund pays the Manager a monthly fee. See the Prospectus, under the heading "Know with Whom You're Investing."

     With respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it agreed to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' prospectus, from time to time. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

     Conditions to exemptive relief include: (i) the Trust would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Trust would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Trustees would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Trustee or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the Trust within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not "interested persons" will be at the discretion of the then existing Trustees that are not "interested persons".

     State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by NYLIM.


SUBADVISORY AGREEMENTS


     Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and Markston with respect to the MAP Fund; (b) between the Manager and ICAP respect to the MAP Fund; (c) between the Manager and Winslow Capital with respect to the Large Cap Growth Fund; (d) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Money Market Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund; and (e) between the Manager and McMorgan with respect to Principal Preservation Fund and Institutional Bond Fund (each "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Fund's portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Common Stock Fund.


As compensation for services, the Manager, not the Funds, pays the Funds' Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:


FUND NAME                                                           ANNUAL RATE
Capital Appreciation Fund                                            0.360%(1)
Convertible Fund *                                                   0.360%(2)+
Diversified Income Fund *                                            0.300%
Global High Income Fund *                                            0.350%
Government Fund *                                                    0.300%(3)+
High Yield Corporate Bond Fund                                       0.300%(4)
Institutional Bond Fund                                              0.175%
International Equity Fund *                                          0.600%
Large Cap Growth Fund                                                0.400%(5)
MAP Fund                                                             0.450%(6)
Mid Cap Growth Fund *                                                0.375%
Mid Cap Value Fund *                                                 0.350%
Money Market Fund *                                                  0.250%(7)
Principal Preservation Fund                                          0.125%
Small Cap Growth Fund *                                              0.500%+
Small Cap Value Fund *                                               0.425%+
Tax Free Bond Fund *                                                 0.300%+
Total Return Fund *                                                  0.320%(8)
Value Fund *                                                         0.360%(9)


     * NYLIM has entered into written expense limitation agreements with respect to these Funds whereby it agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets for each Class of shares of such Fund (see the Prospectus). To the extent NYLIM has agreed to reimburse expenses, MacKay Shields, the Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

     + To the extent that NYLIM has agreed to waive management fees, MacKay Shields, the Subadvisor for these Funds has voluntarily agreed to waive its fee proportionately.

     (1.) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

     (2.) On assets up to $500 million; 0.335% on assets from $500 million to $1 billion; and 0.310% on assets in excess of $1 billion.

     (3.) On assets up to $1 billion; 0.275% on assets in excess of $1 billion.

     (4.) On assets up to $500 million; 0.275% on assets in excess of $500 million.

     (5.) On the average daily net asset value of all Subadvisor -serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, up to $250 million; 0.350% on such assets from $250 million up to $500 million; 0.300% on such assets from $500 million up to $750 million; 0.250% on such assets from $750 million up to $1 billion; and 0.200% on such assets in excess of $1 billion.

     (6.) On assets up to $250 million; 0.400% on assets from $250 million to $500 million; and 0.350% on assets in excess of $500 million.

     (7.) On assets up to $300 million; 0.225% on assets from $300 million to $700 million; 0.200% on assets from $700 million to $1 billion; and 0.175% on assets in excess of $1 billion.

     (8.) On assets up to $500 million; 0.300% on assets in excess of $500 million.

     (9.) On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.

     The Subadvisory Agreements remain in effect for two years following their effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees.

     The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

     The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

     The Principal Preservation Fund and Institutional Bond Fund have not commenced investment operations at the date of this SAI. Therefore, they are not included in the tables below. For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the amount of the Management fee paid by each Fund; the amount of any Management fees waived and/or reimbursed by NYLIM; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows:

                                      YEAR ENDED
                                       10/31/06
---------------------------------------------------------------------------------------------
                                               MANAGEMENT FEE                 SUBADVISORY FEE
                                  MANAGEMENT    WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                  FEE PAID*     REIMBURSED      FEE PAID*       REIMBURSED
------------------------------    ----------   --------------   -----------   ---------------
Capital Appreciation Fund          6,811,493               --     3,405,747             --
Common Stock Fund                    794,214          606,802            --             --
Convertible Fund                   2,673,228          953,770     1,336,614        476,885
Diversified Income Fund              510,215          190,789       255,108         95,395
Global High Income Fund            1,323,403           34,288       661,702         17,144
Government Fund                    1,007,756          973,891       503,878        486,946
High Yield Corporate Bond Fund    24,124,532               --    12,062,266             --
International Equity Fund          4,813,102          326,007     2,406,551        163,004
Large Cap Growth Fund              2,478,345        1,053,988            --             --
MAP Fund**                        10,495,959               --     5,622,420             --
Mid Cap Growth Fund                1,447,615           95,745       723,808         47,873
Mid Cap Value Fund                 2,325,247          347,680     1,162,624        173,840
Money Market Fund                  1,140,765        1,058,259       570,383        529,130
Small Cap Growth Fund              1,339,255        1,066,861       669,628        533,431
Small Cap Value Fund                 845,801          352,417       422,901        176,209
Tax Free Bond Fund                 1,082,114          482,508       541,057        241,254
Total Return Fund                  3,631,920        1,037,949     1,815,960        518,975
Value Fund                         3,639,464          907,175     1,819,732        453,588

*    After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $2,876,457 paid to Markston and $1,817,282 paid to Jennison Associates LLC ("Jennison"), a former subadvisor to the MAP Fund. Effective, July 3, 2006, ICAP replaced Jennison as one of the Subadvisors to the MAP Fund pursuant to the terms of an Interim Subadvisory Agreement. At a meeting on June 12-13, 2006, the Board of Trustees approved a new subadvisory agreement with ICAP for the MAP Fund. The Shareholders of the MAP Fund approved the new subadvisory agreement on October 5, 2006.

                                      YEAR ENDED
                                       10/31/05
----------------------------------------------------------------------------------------------
                                                MANAGEMENT FEE                 SUBADVISORY FEE
                                   MANAGEMENT    WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                  FEE PAID*      REIMBURSED      FEE PAID*      REIMBURSED
             ----                  ---------      ----------      ---------      ----------
Capital Appreciation Fund         $ 7,512,626     $       --     $ 3,756,313       $     --
Common Stock Fund                     469,541        435,191            --               --
Convertible Fund                    2,901,140        935,148       1,450,570        467,574
Diversified Income Fund               704,130         87,293         352,065         43,647
Global High Income Fund               917,784         38,120         458,892         19,060
Government Fund                     1,218,147      1,157,488         609,074        578,744
High Yield Corporate Bond Fund     25,241,244             --      12,620,622             --
International Equity Fund           2,262,057         39,296       1,131,029         19,648
Large Cap Growth Fund**               441,809        397,089            --               --
MAP Fund***                         8,437,084        237,690       4,218,542        118,845
Mid Cap Growth Fund                   683,836        144,183         341,918         72,092
Mid Cap Value Fund                  2,500,321        259,768       1,250,161        129,884
Money Market Fund                     948,860      1,379,735         474,430        689,868
Small Cap Growth Fund               1,813,755        731,987         906,878        365,994
Small Cap Value Fund                  908,776        378,656         454,388        189,328
Tax Free Bond Fund                  1,235,433        504,934         617,717        252,467
Total Return Fund                   4,403,915        975,313       2,201,958        487,157
Value Fund                          4,054,459        528,090       2,027,230        264,045

*    After expense reimbursement or waiver.

** For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the Management fee paid by the Fund to NYLIM was $76,091; the amount of Management fees and expenses waived and/or reimbursed by NYLIM was $136,738; the amount of the Subadvisory fee paid by the Manager from the Management fee was $15,503.

*** The total subadvisory fee paid during this period for the MAP Fund includes $2,189,001 paid to Markston and $2,029,541 paid to Jennison.

                                      YEAR ENDED
                                       10/31/04
----------------------------------------------------------------------------------------------
                                                MANAGEMENT FEE                 SUBADVISORY FEE
                                  MANAGEMENT     WAIVED AND/OR   SUBADVISORY    WAIVED AND/OR
             FUND                  FEE PAID*      REIMBURSED      FEE PAID*      REIMBURSED
             ----                  ---------      ----------      ---------      ----------
Capital Appreciation Fund         $ 8,736,271     $       --     $ 4,368,136     $       --
Common Stock Fund                     544,762        110,333              --             --
Convertible Fund                    4,154,277         70,554       2,077,139         35,277
Diversified Income Fund               764,456             --         382,228             --
Global High Income Fund               578,715             --         289,358             --
Government Fund                     2,696,382        108,955          54,478      1,348,191
High Yield Corporate Bond Fund     25,282,743             --      12,641,372             --
International Equity Fund           1,392,321             --         916,119             --
MAP Fund**                          6,210,286        258,449       3,698,829             --
Mid Cap Growth Fund                   426,780        147,001         213,390         73,500
Mid Cap Value Fund                  2,285,484             --       1,142,742             --
Money Market Fund                     883,477      1,786,551         441,739        893,276
Small Cap Growth Fund               2,523,297         91,982       1,261,649         45,991
Small Cap Value Fund                1,091,680        108,819         545,840         54,409
Tax Free Bond Fund                  1,828,429        115,751         914,215         57,876
Total Return Fund                   5,802,586             --       2,901,293             --
Value Fund                          4,420,269             --       2,210,135             --

*    After expense reimbursement or waiver.

** The total subadvisory fee paid during this period for the MAP Fund includes $1,974,917 paid to Markston and $1,723,912 paid to Jennison.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors LLC, a limited liability company formed under the laws of Delaware, serves as the distributor and principal underwriter of each Fund's shares pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.

     The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Non-Interested Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLANS

     With respect to each of the Funds (except the Money Market Fund, which does not offer Class B or Class C shares and the Principal Preservation Fund and Institutional Bond Fund which each offer only Class I shares) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of each Fund (the "Class A Plans," the "Class B Plans" and the "Class C Plans." The Board has also adopted with respect to each of the Funds (except the Money Market Fund, Principal Preservation Fund and Institutional Bond Fund) a separate plan of distribution pursuant to Rule 12b-1 for the Class R2 shares and Class R3 shares (the "Class R2 Plan" and "Class R3 Plans" respectively, and, together with the Class A Plans, Class B Plans and Class C Plans, the "12b-1 Plans"). Only certain Funds currently offer Class R2 and Class R3 shares.

     Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

     The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

     In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class A shares for distribution or service activities, as designated by the Distributor.

     Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

     Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

     Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

     Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

     Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Non-Interested Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

     Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

     The Class R2 shares were first offered on January 1, 2004. Therefore, no payments were made under the Class R2 Plans prior to December 31, 2003. The Class R3 shares of the International Equity Fund, Large Cap Growth Fund, MAP Fund, and Mid Cap Growth Fund were first offered on April 28, 2006.

     For the fiscal year ended October 31, 2006, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

                                                                  YEAR ENDED 10/31/06
                                  ------------------------------------------------------------------------------
                                  AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE
                                   PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                                  CLASS A PLAN    CLASS B PLAN    CLASS C PLAN    CLASS R2 PLAN   CLASS R3 PLAN*
                                  ------------    ------------    ------------    -------------   --------------
Capital Appreciation Fund           $1,577,747     $ 5,462,499     $   68,315        $                $
Common Stock Fund                      102,405         416,569         28,711
Convertible Fund                       765,725       1,735,364        247,099
Diversified Income Fund                150,447         436,299        127,973
Global High Income Fund                286,526         457,677        335,752
Government Fund                        549,932       1,038,887         64,053
High Yield Corporate Bond Fund       6,138,400      13,896,964      4,060,936
International Equity Fund              315,115         657,603        136,957            956            26
Large Cap Growth Fund                  358,238       1,452,907        115,833             11            24
MAP Fund                             1,168,478       3,543,856      2,146,459          7,555            26
Mid Cap Growth Fund                    269,776         608,177        324,498                          206
Mid Cap Value Fund                     416,521       1,704,307        416,596          5,388
Money Market Fund                          N/A             N/A            N/A
Small Cap Growth Fund                  259,730       1,293,948         71,220
Small Cap Value Fund                   136,901         511,016        115,104
Tax Free Bond Fund                     436,036         400,838         30,944
Total Return Fund                    1,101,207       3,009,719         35,133
Value Fund                           1,075,956       2,691,451        129,335         31,921

*    Class R3 shares were first offered on April 28, 2006

For the fiscal year ended October 31, 2005, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

                                                       YEAR ENDED 10/31/05
                                  -------------------------------------------------------------
                                  AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE
                                   PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                                  CLASS A PLAN    CLASS B PLAN    CLASS C PLAN    CLASS R2 PLAN
                                  ------------    ------------    ------------    -------------
Capital Appreciation Fund          $  610,719      $10,723,303      $   79,061          N/A
Common Stock Fund                      92,073          535,711          30,415          N/A
Convertible Fund                      240,162        4,136,872         255,156          N/A
Diversified Income Fund                98,566          761,379         161,709          N/A
Global High Income Fund               164,168          485,927         222,976          N/A
Government Fund                       209,524        3,038,199          82,909          N/A
High Yield Corporate Bond Fund      3,408,800       27,019,520       4,278,319          N/A
International Equity Fund             203,133          842,564          96,315          163
Large Cap Growth Fund*                 59,419          575,027          26,081            2
MAP Fund                              807,031        3,666,091       1,606,571        3,316
Mid Cap Growth Fund                   128,899          509,011          71,475          N/A
Mid Cap Value Fund                    336,496        2,125,803         435,959        4,976
Money Market Fund                         N/A              N/A             N/A          N/A
Small Cap Growth Fund                 184,240        1,732,089          76,695          N/A
Small Cap Value Fund                  142,788          694,887         118,724          N/A
Tax Free Bond Fund                     95,886        1,227,166          31,592          N/A
Total Return Fund                     266,595        7,172,304          42,209          N/A
Value Fund                            333,965        5,842,061         120,295       21,715

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005 the amount of the distribution and/or service fees paid by the Fund pursuant to the Class A, Class B, Class C and Class R2 Plans were as follows: $7,008, $11,936, $831 and $1, respectively.

     For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

                                                      YEAR ENDED 10/31/04
                                  -------------------------------------------------------------
                                  AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE   AMOUNT OF FEE
                                   PURSUANT TO     PURSUANT TO     PURSUANT TO     PURSUANT TO
                                  CLASS A PLAN    CLASS B PLAN    CLASS C PLAN    CLASS R2 PLAN
                                  ------------    ------------    ------------    -------------
Capital Appreciation Fund           $  745,595      12,610,165         99,976          N/A
Common Stock Fund                       89,163         551,624         27,572          N/A
Convertible Fund                       244,632       4,661,434        293,053          N/A
Diversified Income Fund                 88,713         782,421        136,491          N/A
Global High Income Fund                 99,025         290,153        140,505          N/A
Government Fund                        225,692       3,670,709        101,933          N/A
High Yield Corporate Bond Fund       3,159,532      28,586,887      4,265,723          N/A
International Equity Fund              152,430         652,570         50,556             2
MAP Fund                               579,454       2,765,094      1,202,879             3
Mid Cap Growth Fund                    107,224         304,501         31,643          N/A
Mid Cap Value Fund                     267,207       1,806,620        384,673          499
Money Market Fund                          N/A             N/A            N/A          N/A
Small Cap Growth Fund                  182,678       1,806,018         78,549          N/A
Small Cap Value Fund                   130,069         649,059         96,457          N/A
Tax Free Bond Fund                      97,824       1,394,316         30,186          N/A
Total Return Fund                      311,201       8,044,555         47,998          N/A
Value Fund                             297,674       5,819,659         39,006         2,790

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31,2004, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:


                                    YEAR          YEAR         YEAR
                                    ENDED         ENDED        ENDED
                                   10/31/06     10/31/05     10/31/04
                                   --------     --------     --------
Capital Appreciation Fund          $ 95,407     $107,475     $ 88,472
Common Stock Fund                    12,332       15,073        9,329
Convertible Fund                     58,924       49,958       65,872
Diversified Income Fund              17,379       31,882       48,276
Global High Income Fund              82,293       56,014       26,667
Government Fund                      24,487       29,990       30,496
High Yield Corporate Bond Fund      650,624      789,369      768,313
International Equity Fund            77,298      467,720       38,631
Large Cap Growth Fund*               93,596       16,144          N/A
MAP Fund                            305,008      271,473      215,072
Mid Cap Growth Fund                 140,460       80,546       26,565
Mid Cap Value Fund                   56,965      107,929       66,291
Money Market Fund+                   19,436       63,451       83,753
Small Cap Growth Fund                41,848       48,380       33,865
Small Cap Value Fund                 21,438       35,746       13,797
Tax Free Bond Fund                   22,015       32,536       13,524
Total Return Fund                    47,098      311,006       41,600
Value Fund                           61,263       66,436       50,963

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, the Distributor retained the following amounts of sales charges, including CDSC, for Class A shares of the Fund: $3,152

For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:


                                   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                    10/31/06     10/31/05      10/31/04
                                    --------     --------      --------
Capital Appreciation Fund           $690,003     $912,707       $770,578
Common Stock Fund                     47,450       77,935         63,300
Convertible Fund                     204,170      259,488        286,029
Diversified Income Fund               67,490       69,918         96,166

                                  YEAR ENDED    YEAR ENDED    YEAR ENDED
                                   10/31/06      10/31/05      10/31/04
                                   --------      --------      --------
Global High Income Fund               79,068        59,632        55,986
Government Fund                      144,947       215,418       241,046
High Yield Corporate Bond Fund     1,824,958     2,708,943     3,362,137
International Equity Fund             72,155        63,443        53,085
Large Cap Growth Fund*               191,752        89,100           N/A
MAP Fund                             490,842       459,520       392,114
Mid Cap Growth Fund                   78,477        58,470        36,021
Mid Cap Value Fund                   255,926       263,868       236,730
Money Market Fund+                   405,739     1,241,942       620,227
Small Cap Growth Fund                174,032       245,716       229,242
Small Cap Value Fund                  63,861        62,234        80,604
Tax Free Bond Fund                    69,471        72,168       103,635
Total Return Fund                    269,103       363,647       330,990
Value Fund                           243,191       302,656       249,437

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares, as follows: $2,089.

+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

                                  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                   10/31/06     10/31/05     10/31/04
                                   --------     --------     --------
Capital Appreciation Fund          $    450     $    971     $  1,854
Common Stock Fund                       464          579          396
Convertible Fund                      2,025        3,639        7,162
Diversified Income Fund                 408        3,573        4,628
Global High Income Fund               8,025       15,023        7,167
Government Fund                       1,154        1,780        5,664
High Yield Corporate Bond Fund       70,385      116,485      165,719
International Equity Fund             4,859        1,830        1,745
Large Cap Growth Fund*                4,759          741          N/A
MAP Fund                             31,421       19,712       27,307
Mid Cap Growth Fund                  18,645        2,789        1,750
Mid Cap Value Fund                    5,073        5,290        5,869
Money Market Fund +                  20,686       35,599       79,743
Small Cap Growth Fund                 1,580          855        1,011
Small Cap Value Fund                  5,229        2,222          199
Tax Free Bond Fund                    1,238        1,263        3,255
Total Return Fund                       257          370        1,101
Value Fund                            1,014        1,323        1,243

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares, as follows: $3.

+ The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the Money Market Fund.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS A EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006*


                                             PRINTING AND
                                                MAILING                                                           APPROXIMATE TOTAL
                                             PROSPECTUSES COMPENSATION                                             AMOUNT SPENT BY
                                               TO OTHER        TO                                                NYLIFE DISTRIBUTOR
                             SALES MATERIAL  THAN CURRENT DISTRIBUTION COMPENSATION TO COMPENSATION TO              WITH RESPECT
                             AND ADVERTISING SHAREHOLDERS   PERSONNEL  SALES PERSONNEL BROKER DEALERS    OTHER*        TO FUND
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund          5,868         6,481        138,794     1,811,361        334,688        82,836      2,380,028
Common Stock Fund                    675           824         15,733       139,256         29,403         9,133        195,024
Convertible Fund                   2,574         5,845        118,342       641,057        443,434        68,917      1,280,170
Diversified Income Fund              866         1,753         33,549       145,832         84,547        19,301        285,847
Global High Income Fund            4,686        17,359        316,881       247,533        475,878       178,837      1,241,174
Government Fund                    2,773         3,275         65,365       527,799         87,843        38,364        725,420
High Yield Corp. Bond Fund        60,223       230,473      4,262,302     4,343,707      4,663,157     2,413,411     15,973,274
International Equity Fund          6,849        10,040        175,565       455,397        272,466        99,208      1,019,525
Large Cap Growth Fund             10,977        39,059        705,797       484,279        337,651       397,342      1,975,104
MAP Fund                          14,503        44,733        819,363     1,126,054      1,734,769       463,627      4,203,049
Mid Cap Growth Fund                8,542        31,725        573,798       370,027        655,941       322,995      1,963,029
Mid Cap Value Fund                 3,397         6,472        120,399       468,062        232,016        68,826        899,172
Money Market Fund                  9,603        32,524        592,358            --          5,387       334,358        974,230
Small Cap Growth Fund              2,267         3,146         58,121       402,192         98,792        33,363        597,880
Small Cap Value Fund               1,395         3,586         65,985       146,335        103,133        37,458        357,893
Tax Free Bond Fund                   569         2,419         52,829       440,468        101,222        31,136        628,643
Total Return Fund                  2,989         3,650         83,535     1,161,513        178,542        50,416      1,480,645
Value Fund                         3,622         4,819        103,091     1,137,678        301,341        61,276      1,611,827
          TOTAL                  142,379       448,181      8,301,808    14,048,553     10,140,209     4,710,806     37,791,934


*    Class R3 shares were first offered on April 28, 2006.

** Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS B EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006


                                        PRINTING AND
                                           MAILING                                                                APPROXIMATE TOTAL
                                             PROSPECTUSES COMPENSATION                                             AMOUNT SPENT BY
                                                TO OTHER        TO                                               NYLIFE DISTRIBUTOR
                             SALES MATERIAL  THAN CURRENT DISTRIBUTION COMPENSATION TO COMPENSATION TO              WITH RESPECT
                             AND ADVERTISING SHAREHOLDERS   PERSONNEL  SALES PERSONNEL BROKER DEALERS    OTHER*       TO FUND
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         5,605          7,913        161,492     2,019,000         340,513       94,900       2,629,422
Common Stock Fund                   569            626         12,366       167,567          28,637        7,253         217,018
Convertible Fund                  1,225          1,857         40,526       444,076         214,472       24,134         726,289
Diversified Income Fund             351            431          9,407       102,803          56,152        5,624         174,768
Global High Income Fund             739          1,707         32,268       133,901         155,108       18,471         342,194
Government Fund                     961          1,129         23,967       336,434          65,546       14,260         442,297
High Yield Corp. Bond Fund        5,974         16,230        360,030     2,199,558       2,607,722      213,614       5,403,128
International Equity Fund           954          1,423         27,468       247,380          86,608       15,916         379,749
Large Cap Growth Fund             2,169          2,855         55,142       601,877         140,116       32,039         834,198
MAP Fund                          4,794         10,238        196,788     1,048,129         878,465      113,248       2,251,662
Mid Cap Growth Fund               1,321          2,820         52,253       273,986         183,870       29,788         544,039
Mid Cap Value Fund                1,840          2,421         49,269       514,988         195,586       28,975         793,078
Money Market Fund                 1,777          5,558        109,737            --              --       63,308         180,380
Small Cap Growth Fund             1,615          1,996         39,772       482,624         110,102       23,309         659,417
Small Cap Value Fund                530            688         14,117       143,384          64,000        8,321         231,039
Tax Free Bond Fund                   88            372         10,932     (258,457)          71,486        6,809       (168,769)
Total Return Fund                 2,718          3,476         73,485     1,021,336         141,376       43,601       1,285,992
Value Fund                        2,409          3,099         65,603       898,355         171,206       38,931       1,179,603
   TOTAL                         35,638         64,840      1,334,619    10,376,940       5,510,966      782,501      18,105,504
-----------------------------------------------------------------------------------------------------------------------------------


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS C EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006


                                             PRINTING AND
                                               MAILING                                                            APPROXIMATE TOTAL
                                             PROSPECTUSES COMPENSATION                                             AMOUNT SPENT BY
                                               TO OTHER        TO                                                NYLIFE DISTRIBUTOR
                              SALES MATERIAL THAN CURRENT DISTRIBUTION COMPENSATION TO COMPENSATION TO              WITH RESPECT
                             AND ADVERTISING SHAREHOLDERS   PERSONNEL  SALES PERSONNEL BROKER DEALERS    OTHER*        TO FUND
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund           111             234         4,433       25,692           41,894        2,541          74,906
Common Stock Fund                    54             158         2,959       10,931           16,991        1,684          32,777
Convertible Fund                    382           1,505        28,319       38,806          218,458       16,106         303,576
Diversified Income Fund             163             472         9,033       19,527           96,357        5,175         130,727
Global High Income Fund           1,829           7,568       137,844       22,449          357,857       77,678         605,226
Government Fund                      81             173         3,347       18,410           41,625        1,929          65,565
High Yield Corp. Bond Fund        8,696          36,237       673,221      477,699        3,448,607      381,417       5,025,878
International Equity Fund           484           1,586        28,972       29,839           98,501       16,373         175,755
Large Cap Growth Fund**           1,136           4,432        80,129       29,257          142,947       45,081         302,983
MAP Fund                          6,592          27,042       497,435      108,576        2,022,865      281,097       2,943,606
Mid Cap Growth Fund               3,254          13,503       244,507       27,910          369,196      137,558         795,927
Mid Cap Value Fund                  501           1,700        32,547       40,324          339,476       18,616         433,164
Money Market Fund                 1,083           4,344        79,033           --               --       44,532         128,993
Small Cap Growth Fund               147             424         7,887       20,610           51,262        4,484          84,814
Small Cap Value Fund                224             878        16,366       10,193           83,168        9,285         120,114
Tax Free Bond Fund                   70             300         5,733       14,480           17,911        3,271          41,767
Total Return Fund                    50              95         1,827       13,939           19,640        1,053          36,603
Value Fund                          183             506         9,626       25,242          103,331        5,508         144,396
   TOTAL                         25,042         101,158     1,863,219      933,885        7,470,086    1,053,387      11,446,778


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS R2 EXPENSE CATEGORIES
                      NOVEMBER 1, 2005 TO OCTOBER 31, 2006


                                             PRINTING AND
                                                MAILING                                                           APPROXIMATE TOTAL
                                             PROSPECTUSES COMPENSATION                                             AMOUNT SPENT BY
                                               TO OTHER        TO                                                NYLIFE DISTRIBUTOR
                             SALES MATERIAL  THAN CURRENT DISTRIBUTION COMPENSATION TO COMPENSATION TO              WITH RESPECT
                             AND ADVERTISING SHAREHOLDERS   PERSONNEL  SALES PERSONNEL BROKER DEALERS    OTHER*        TO FUND
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund            --            --            --            --              --           --              --
Common Stock Fund                    --            --            --            --              --           --              --
Convertible Fund                     --            --            --            --              --           --              --
Diversified Income Fund              --            --            --            --              --           --              --
Global High Income Fund              --            --            --            --              --           --              --
Government Fund                      --            --            --            --              --           --              --
High Yield Corp. Bond Fund           --            --            --            --              --           --              --
International Equity Fund           138            89         1,320            39              --          733           2,320
Large Cap Growth Fund                 2            --            16            --              --            9              27
MAP Fund                            327           225         3,490           387           4,389        1,959          10,778
Mid Cap Growth Fund                  --            --            --            --              --           --              --
Mid Cap Value Fund                  193           125         1,936         1,061            (331)       1,089           4,074
Money Market Fund                    --            --            --            --              --           --              --
Small Cap Growth Fund                --            --            --            --              --           --              --
Small Cap Value Fund                 --            --            --            --              --           --              --
Tax Free Bond Fund                   --            --            --            --              --           --              --
Total Return Fund                    --            --            --            --              --           --              --
Value Fund                          469           304         5,099        13,741            (267)       2,932          22,278
   TOTAL                          1,129           744        11,862        15,229           3,791        6,722          39,477


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

     For the fiscal year ended October 31, 2006, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

                                 MAINSTAY FUNDS
                           CLASS R3 EXPENSE CATEGORIES
                       APRIL 28, 2006 TO OCTOBER 31, 2006


                                                                                                             APPROXIMATE
                                             PRINTING                                                           TOTAL
                                                AND                                                            AMOUNT
                                              MAILING                                                         SPENT BY
                                           PROSPECTUSES                                                        NYLIFE
                                 SALES       TO OTHER    COMPENSATION                 COMPENSATION           DISTRIBUTOR
                               MATERIAL        THAN           TO       COMPENSATION        TO                   WITH
                                  AND         CURRENT    DISTRIBUTION    TO SALES        BROKER              RESPECT TO
                              ADVERTISING  SHAREHOLDERS    PERSONNEL     PERSONNEL       DEALERS    OTHER*      FUND
------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund         --            --              --          --             --          --         --
Common Stock Fund                 --            --              --          --             --          --         --
Convertible Fund                  --            --              --          --             --          --         --
Diversified Income Fund           --            --              --          --             --          --         --
Global High Income Fund           --            --              --          --             --          --         --
Government Fund                   --            --              --          --             --          --         --
High Yield Corp. Bond Fund        --            --              --          --             --          --         --
International Equity Fund         --            --              --          --             --          --         --
Large Cap Growth Fund             --            --              --          --             --          --         --
MAP Fund                          --            --              --          --             --          --         --
Mid Cap Growth Fund               75           319           5,748          --             --       3,228      9,370
Mid Cap Value Fund                --            --              --          --             --          --         --
Money Market Fund                 --            --              --          --             --          --         --
Small Cap Growth Fund             --            --              --          --             --          --         --
Small Cap Value Fund              --            --              --          --             --          --         --
Tax Free Bond Fund                --            --              --          --             --          --         --
Total Return Fund                 --            --              --          --             --          --         --
Value Fund                        --            --              --          --             --          --         --
   TOTAL                          75           319           5,748          --             --       3,228      9,370


* Includes Trustees' fees, travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

     The Board has adopted a separate shareholder services plan with respect to the Class R1,Class R2 and Class R3shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

     Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund.

     Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Non-Interested Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Non-Interested Trustees. Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

     Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

OTHER SERVICES

     Pursuant to an Amended and Restated Fund Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. The Principal Preservation Fund and the Institutional Bond Fund have not commenced investment operations as of the date of this SAI. Therefore, they are not included in the table below. For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                 YEAR ENDED 10/31/06   YEAR ENDED 10/31/05   YEAR ENDED 10/31/04
                                 -------------------   -------------------   -------------------
Capital Appreciation Fund             $145,097               $159,119              $183,589
Common Stock Fund                       46,682                 39,591                34,528
Convertible Fund                        77,121                 80,193                85,911
Diversified Income Fund                 38,351                 39,857                39,408
Global High Income Fund                 46,063                 40,322                30,899
Government Fund                         59,695                 66,261                73,420
High Yield Corporate Bond Fund         460,749                476,386               481,807
International Equity Fund               84,386                 52,237                41,937
Large Cap Growth Fund                   72,129                 19,610                   N/A
MAP Fund                               166,287                143,449               112,916
Mid Cap Growth Fund                     47,246                 37,707                28,835
Mid Cap Value Fund                      64,852                 66,097                59,317
Money Market Fund                       72,201                 75,081                82,668
Small Cap Growth Fund                   50,728                 52,124                52,820
Small Cap Value Fund                    40,764                 41,813                39,329
Tax Free Bond Fund                      52,744                 55,677                59,078
Total Return Fund                      101,165                109,476               120,043
Value Fund                              99,800                100,518                97,270

     In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and NYLIM SC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodian and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

     It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to NYLIM, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website, www.mainstayfunds.com.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, or a designated committee of the Adviser, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     The Manager has retained voting authority for the Common Stock Fund.

GUIDELINES EXAMPLES

     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

          - Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

          - Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

          - Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manger/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

          - Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager/Subadvisor will support withholding votes from Compensation Committee members if the company has poor compensation practices.

     Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

CAPITAL APPRECIATION, CONVERTIBLE, DIVERSIFIED INCOME, GLOBAL HIGH INCOME, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE, MONEY MARKET, SMALL CAP GROWTH, SMALL CAP VALUE, TAX FREE BOND, TOTAL RETURN AND VALUE FUNDS.

     The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of McKay Shields' proxy voting policies and procedures is provided below.

          MacKay Shields

     MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

     Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

LARGE CAP GROWTH FUND

     The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

     Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

     Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

     Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

     Winslow Capital retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MAP FUND

     The Manager has delegated proxy-voting authority to the MAP Fund's Subadvisors, Markston and ICAP. Summaries of their proxy voting policies and procedures are provided below.

            Markston

     Markston votes proxies on a company-by-company basis. Markston's overarching objective in voting proxies is to support proposals and director nominees that maximize the value the Fund's investments over the long term. Although Markston gives substantial weight to the recommendations of the issuer's board of directors, in all instances, the final decision rests with the portfolio manager under supervision of the chief compliance officer to vote the proxies.

     Markston always endeavors to place the Fund's interest ahead of Markston's interest. Generally, Markston will always vote proxies with respect to an issue in accordance with its guidelines. If a potential conflict still exists, Markston will seek outside opinions to ensure the quality and impartiality of its votes.

     Markston's approach with respect to proxies involving election of directors is to encourage independence and competence at the board level. Markston will not support director nominees who may have excessive commitments or have proven lax in their oversight. Markston will also often support proposals to declassify existing boards and is not sympathetic to the establishment of classified boards.

     Markston generally supports management recommendations regarding the auditor. Markston evaluates votes involving compensation plans on a case-by-case basis. Markston also believes that the exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited.

            ICAP

     ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

          - Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

          - Vote the securities based upon the recommendation of an independent third party, such as ISS; or

          - Disclose the conflict to the client or, with respect to the MAP Fund, the Fund's Board of Trustees (or its delegate) and obtain the client's or Board of Trustees' direction to vote the proxies.


Institutional Bond Fund and Principal Preservation Fund McMorgan



     The Manager has delegated proxy voting authority to McMorgan. McMorgan will vote all proxies of the Funds solely in the interest of the Funds and Fund shareholders and for the exclusive purpose of providing benefits to them. The Subadvisor will not subordinate the interests of the Funds to any unrelated objectives. The Subadvisor will act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.


     McMorgan retains the services of ISS to assist it in researching and voting proxies. ISS will research each proxy and provide a recommendation as to how to vote on each issue based on its research. ISS will cast votes in accordance with its recommendations subject to the review and approval by McMorgan. McMorgan retains the right to override any vote where it deems appropriate.

     McMorgan will have the responsibility to accept or reject any ISS proxy voting recommendations. In reviewing and evaluating the recommendation for each proxy ballot before ISS casts the vote, McMorgan will consider this policy and the best interests of the Funds. The Subadvisor will override recommendations that are not in the best interest of the Funds and will document any decision to override any recommendation or abstain from voting

     If any situation arises that could possibly be a conflict between the Funds and McMorgan, it will be immediately brought to the attention of the Funds' Board. The Funds may not abstain any such proxy for the purpose of avoiding conflict.

     The Subadvisor will vote all proxies unless directed otherwise by NYLIM. When proxies have not been received on behalf of the Funds, NYLIM will make reasonable efforts to obtain missing proxies.

     FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


     In addition, the Manager may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street Bank and Trust Company, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, Institutional Shareholder Services, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board of Trustees at the next regularly scheduled board meeting.


     All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Trust may rely on the confidentiality provisions of existing agreements provided NYLIM has determined that such provisions adequately protect the Trust on going disclosure or misuse of non-public holdings information.

     Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Non-Interested Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

     The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS

    Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2006 (except as otherwise indicated) is set forth below:


                                                                                                NUMBER OF ACCOUNTS AND ASSETS
                                                   NUMBER OF OTHER ACCOUNTS MANAGED             FOR WHICH THE ADVISORY FEE IS
                                                      AND ASSETS BY ACCOUNT TYPE                     BASED ON PERFORMANCE
                                                      --------------------------                     --------------------
                                              REGISTERED     OTHER POOLED                   REGISTERED   OTHER POOLED
                        FUNDS MANAGED BY      INVESTMENT      INVESTMENT         OTHER      INVESTMENT    INVESTMENT       OTHER
  PORTFOLIO MANAGER     PORTFOLIO MANAGER       COMPANY        VEHICLES        ACCOUNTS       COMPANY      VEHICLES      ACCOUNTS
---------------------- ------------------   -------------   -------------   -------------  -----------  ------------- -----------
Claude Athaide         Money Market Fund        2 RICS            0           6 Accounts         0            0             0
                                             $433,021,743                    $793,917,906

David Bader *          MainStay Principal
                       Preservation Fund,
                       MainStay
                       Institutional
                       Bond Fund

Rupal J. Bhansali      International            1 RIC             0           3 Accounts         0            0        3 Accounts
                       Equity Fund           $572,502,873                    $720,270,417                             $530,324,845

Adam Blankman *        MainStay Principal         0               0         150 Accounts        0            0             0
                       Preservation Fund,                                  $8,000,000,000
                       MainStay
                       Institutional
                       Bond Fund

Robert J. Centrella ** Capital                 3 RICs,            0          21 Accounts,        0            0             0
                       Appreciation Fund,   $1,547,094,24                  $1,419,978,136
                       Mid Cap Growth Fund

John Fitzgerald        Tax Free Bond Fund         0               0               0              0            0             0


Harvey Fram            Common Stock Fund        4 RICs       10 Accounts     37 Accounts         0        4 Accounts    4 Accounts
                                            1,579,642,612   1,103,617,028   4,023,241,215                516,781,658  1,127,397,063

Gary Goodenough        Money Market             5 RICS        4 Accounts     41 Accounts         0            0        4 Accounts
                       Fund, Global High    $1,296,496,540  $469,214,922   $2,657,552,805                             $911,799,640
                       Income Fund,
                       Government Fund,
                       Total Return Fund

Connor Hancock *       MainStay Principal         0               0          150 Accounts        0            0             0
                       Preservation Fund,                                  $8,000,000,000
                       MainStay
                       Institutional
                       Bond Fund

Denise E. Higgins **   Small Cap Growth        2 RICs,            0          21 Accounts,        0            0             0
                       Fund                  $521,452,440                  $1,419,978,136

Joanna Karger *        MainStay Principal         0               0         150 Accounts         0            0             0
                       Preservation Fund,                                  $8,000,000,000
                       MainStay
                       Institutional
                       Bond Fund

Justin H. Kelly        Large Cap Growth         3 RICS        2 Accounts     17 Accounts         0            0             0
                       Fund                  $326,000,000    $51,000,000     $635,000,000

Migene Kim             Common Stock Fund        2 RICS        2 Accounts     47 Accounts         0            0         6 Accounts
                                            $1,344,000,000   $115,000,000  $3,755,000,000                             $1,473,000,000

Roger Lob              MAP Fund                 1 RIC             0          12 Accounts         0            0             0
                                             $791,100,000                    $158,000,000

Christopher Mullarkey  MAP Fund                 1 RIC             0          10 Accounts         0            0            1

                                             $791,100,000                    $26,000,000                              $11,000,000

Michael J. Mullarkey   MAP Fund                 1 RIC             0          10 Accounts         0            0            1

                                             $791,100,000                    $163,000,000                             $24,000,000

J. Matthew Philo       Diversified Income       3 RICS        2 Accounts     39 Accounts         0            0            0
                       Fund, High Yield     $2,779,445,976   $723,177,864  $7,924,859,762
                       Corporate Bond Fund

Joseph Portera         Diversified Income       3 RICS        4 Accounts     41 Accounts         0            0        4 Accounts
                       Fund,                 $863,474,797    $469,214,922   $2,657,552,805                            $911,799,640

                       Global High Income
                       Fund, Government
                       Fund and Total
                       Return Fund

Thomas P. Raney *      MainStay Principal         0               0         150 Accounts         0            0             0
                       Preservation Fund,                                  $8,000,000,000
                       MainStay
                       Institutional
                       Bond Fund

Richard A. Rosen       Mid Cap Value            4 RICS            0          26 Accounts         0            0        2 Accounts
                       Fund, Total Return   $1,819,809,347                  $1,094,409,711                            $182,437,966
                       Fund, Value Fund

Jeffrey H. Saxon       Global High Income         0               0               0              0            0            0
                       Fund

Manju Seal *           MainStay Principal         0               0         150 Accounts         0            0             0
                       Preservation Fund,                                  $8,000,000,000
                       MainStay
                       Institutional
                       Bond Fund

Jerrold K. Senser      MAP Fund                19 RICS        4 Accounts    141 Accounts        0             0       10 Accounts
                                            $8,065,657,114   $930,999,499  $9,239,985,665                             1,482,897,663
Edward Silverstein     Convertible Fund         1 RIC         2 Accounts     4 Accounts         0             0        2 Accounts
                                             $367,217,053     $9,651,278    $159,429,709                              $625,964,973

Elizabeth Souza *      MainStay Principal         0               0         150 Accounts        0             0             0
                       Preservation Fund,                                  $8,000,000,000
                       MainStay
                       Institutional
                       Bond Fund

Mark T. Spellman       Mid Cap Value            2 RICS            0         27 Accounts         0            0         2 Accounts
                       Fund, Small Cap       $634,959,302         0        $1,094,944,883                             $182,437,966
                       Value Fund

Edmund C. Spelman      Capital                  6 RICS        2 Accounts    26 Accounts         0            0         3 Accounts
                       Appreciation Fund,   $2,456,527,011    $9,651,278   $1,450,510,009                             $632,379,948
                       Convertible Fund,
                       Mid Cap Growth
                       Fund, Small Cap
                       Growth Fund,
                       Total Return Fund
Laurie Walters         Tax Free Bond Fund         0               0              0              0            0             0


R. Bart Wear           Large Cap Growth         3 RICS        2 Accounts    17 Accounts         0            0             0
                       Fund                  $326,000,000    $ 51,000,000  $635,000,000

Thomas R. Wenzel **    MAP Fund                20 RICs,      4 Accounts,   137 Accounts,        0            0         9 Accounts,
                                            $9,200,000,000   $981,000,000  $9,900,000,000                             $1,500,000,000

Clark J. Winslow       Large Cap Growth         3 RICS        2 Accounts    17 Accounts         0            0             0
                       Fund                  $326,000,000    $ 51,000,000  $635,000,000


--------------

          *    Information provided as of June 30, 2007.

          **   Information provided as of May 31, 2007.

    Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

    A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

          - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

          - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

          - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

          - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

    To address potential conflicts of interest between the clients and the Manager, NYLIM and each Subadvisor have adopted Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

    NYLIM

    NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

    NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

    MacKay Shields

    MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts.

    MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

    McMorgan

    McMorgan's portfolio managers receive a base salary and an annual incentive based on performance against individual and department/team objectives, as well as McMorgan's overall results. The plan is designed to align compensation with clients' goals by rewarding portfolio managers who meet the long-term objective of consistent and superior investment performance. In addition, these employees participate in a long-term incentive program. The total compensation package (i.e. salary, annual and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

    Winslow Capital

    In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

    At Winslow Capital the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

    Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the Large Cap Growth Fund.

    ICAP

    Compensation for key ICAP investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

    Markston

    The Markston portfolio management team (Michael Mullarkey, Roger Lob, Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

      The Principal Preservation Fund and the Institutional Bond Fund have not commenced investment operations as of the date of this SAI. Therefore, no information on the dollar range of fund securities owned by the portfolio managers of those Funds is available. As of December 31, 2006, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Trust ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000,
$500,001-$1,000,000, or over $1,000,000) was as follows:


PORTFOLIO MANAGER                                                      FUND                                   $ RANGE OF OWNERSHIP
-----------------                                                      ----                                   --------------------
Claude Athaide                                                         Money Market Fund                      $10,001 - $50,000
Rupal J. Bhansali                                                      International Equity Fund              $100,001 - $500,000
Robert J. Centrella *                                                  Capital Appreciation                   $10,001 - $50,000
                                                                       International Equity                   $10,001 - $50,000
                                                                       Value                                  $10,001 - $50,000
                                                                       Small Cap Growth                       $ 1 - $10,000
                                                                       Mid Cap Growth                         $10,001 - $50,000
John Fitzgerald                                                        Tax Free Bond Fund                     $10,001 - $50,000
Harvey Fram                                                            Common Stock Fund                      $10,001 - $50,000
Gary Goodenough                                                        Total Return Fund                      $50,000 - $100,000
Denise E. Higgins *                                                    Capital Appreciation                   $50,001 - $100,000
                                                                       Convertible                            $ 1 - $10,000
                                                                       High Yield Corporate Bond              $ 1 - $10,000
                                                                       International Equity                   $ 1 - $10,000
                                                                       Mid Cap Growth                         $ 1 - $10,000
                                                                       Mid Cap Value                          $ 1 - $10,000
                                                                       Small Cap Growth                       $50,001 - $100,000
                                                                       Small Cap Value                        $ 1 - $10,000
                                                                       Value                                  $ 1 - $10,000
Justin H. Kelly                                                        Large Cap Growth Fund                  $100,001 - $500,000
Migene Kim                                                             None                                   $0
Roger Lob                                                              MAP Fund                               $50,000-$100,000
Christopher Mullarkey                                                  MAP Fund                               $1-$10,000
Michael J. Mullarkey                                                   MAP Fund                               $10,001 - $50,000
J. Matthew Philo                                                       None                                   $0
Joseph Portera                                                         Diversified Income Fund                $10,001 - $50,000
                                                                       Government Fund                        $1 - $10,000
                                                                       Global High Income Fund                $10,001 - $50,000
Richard A. Rosen                                                       Value Fund                             $100,001 - $500,000
Jeffrey H. Saxon                                                       None                                   $0
Jerrold K. Senser                                                      None                                   $0
Edward Silverstein                                                     Convertible Fund                       $100,001 - $500,000
Mark T. Spellman                                                       Mid Cap Value Fund                     $10,001 - $50,000
                                                                       Small Cap Value Fund                   $10,001 - $50,000
Edmund C. Spelman                                                      Capital Appreciation Fund              $500,001 - $1,000,000
                                                                       Mid Cap Growth Fund                    $10,001 - $50,000
                                                                       Small Cap Growth Fund                  $100,001 - $500,000
                                                                       Total Return Fund                      $1 - $10,000
Laurie Walters                                                         None                                   $0
R. Bart Wear                                                           Large Cap Growth Fund                  $100,001 - $500,000
Thomas R. Wenzel *                                                     None                                   $0
Clark J. Winslow                                                       Large Cap Growth Fund                  Over $1,000,000


----------

      *     Information provided as of March 31, 2007.

Potential Portfolio Manager Conflicts

      A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

      - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

      - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

      - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

      - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

      To address potential conflicts of interest, NYLIM and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Trustees have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      In the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the MainStay MAP Fund paid commissions to Wachovia Capital Markets, an affiliate of the MAP Fund's former subadvisor, Jennison. The following table sets forth information regarding such payments.

                                                                                                2006        2005          2004
                                                                                                ----        ----          ----
Total brokerage commissions paid by the MainStay MAP Fund ......................             $ 1,538,322  $ 1,986,694   $ 1,651,338
Total brokerage commissions paid to Affiliated Brokers .........................                 $0       $     2,900   $     3,230
Percentage of total brokerage commissions paid to Affiliated Brokers ...........                 $0             0.001%        0.002%
Percentage of the MAP Fund's aggregate dollar amount of transactions
  involving the payment of commissions effected through Affiliated Broker.......                 $0                 0%            0%

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

      In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Trust, on behalf of each Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

      The Principal Preservation Fund and the Institutional Bond Fund have not commenced investment operations as of the date of this SAI. Therefore, they are not included in the tables below. The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

                                                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                                                  10/31/06     10/31/05     10/31/04
                                                                                                  --------     --------     --------
Capital Appreciation Fund                                                                      $   748,289  $ 1,177,945  $ 1,225,952
Common Stock Fund                                                                                  156,066       70,811       77,871
Convertible Fund                                                                                   173,112      265,612      578,954
Diversified Income Fund                                                                              7,869        5,195        3,861
Global High Income Fund                                                                             13,306        1,359        1,506
Government Fund                                                                                        N/A          N/A          N/A
High Yield Corporate Bond Fund                                                                     284,203      436,080      574,231
International Equity Fund                                                                        1,449,131      835,174      498,427
Large Cap Growth Fund*                                                                           1,004,760      333,144          N/A
MAP Fund                                                                                         1,538,322    1,980,487    1,651,338
Mid Cap Growth Fund                                                                                224,018      130,565      124,777
Mid Cap Value Fund                                                                                 570,776      781,323      307,142
Money Market Fund                                                                                      N/A          N/A          N/A
Small Cap Growth Fund                                                                              218,677      437,713      655,372
Small Cap Value Fund                                                                               412,411      636,267      338,084
Tax Free Bond Fund                                                                                   3,750          N/A          N/A
Total Return Fund                                                                                  588,327      634,165    1,243,189
Value Fund                                                                                         951,897    1,081,020      942,979

* For the fiscal period from July 1, 2005 through October 31, 2005. Prior to that, the Fund had a fiscal year end of June 30, 2005. The Fund commenced operations on April 1, 2005. For the period from April 1, 2005 through June 30, 2005, brokerage commissions paid to entities not affiliated with the Fund, the Manager or the Distributor were: $13,763.

      The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2006 and the dollar amount of the transactions involved.

                                                                                               TOTAL AMOUNT OF
                                                                                                TRANSACTIONS
                                                                                              WHERE COMMISSIONS     TOTAL BROKERAGE
                                                                                               PAID TO BROKERS     COMMISSIONS PAID
                                                                                                THAT PROVIDED       TO BROKERS THAT
                                                                                              RESEARCH SERVICES    PROVIDED RESEARCH
                                                                                              -----------------    -----------------
Capital Appreciation Fund                                                                          $120,912,188             $116,832
Common Stock Fund                                                                                    38,175,379               40,258
Convertible Fund                                                                                     20,909,636               24,932
Diversified Income Fund                                                                                     N/A                  N/A
Global High Income Fund                                                                                     N/A                  N/A
High Yield Corporate Bond Fund                                                                       32,576,913               59,688
International Equity Fund                                                                            47,450,128               84,879
Large Cap Growth Fund                                                                               206,775,202              248,309
MAP Fund                                                                                            412,649,211              241,835
Mid Cap Growth Fund                                                                                  45,574,112               38,820
Mid Cap Value Fund                                                                                   97,353,248              120,043
Small Cap Growth Fund                                                                                26,603,239               29,757
Small Cap Value Fund                                                                                 26,151,386               71,623
Total Return Fund                                                                                    92,698,490               94,403
Value Fund                                                                                          126,637,740              154,286

      As of October 31, 2006, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

                   FUND                                               BROKER-DEALER                                    MARKET VALUE
                   ----                                               -------------                                    ------------
MainStay Capital Appreciation Fund  American Express Co. (common stock)                                                $  21,979,362
                                    Bank of America (time deposit)                                                     $   2,750,372
                                    Bank of America Corp. (common stock)                                               $  16,117,904
                                    Barclays (time deposit)                                                            $   2,000,270
                                    Deutsche Bank AG (time deposit)                                                    $   2,000,270
                                    Goldman Sachs Group (commercial paper)                                             $  11,268,357
                                    JP Morgan Chase & Co. (common stock)                                               $  10,711,952
                                    Lehman Brothers Holdings, Inc. (common stock)                                      $   5,869,136
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   1,177,899
                                    Prudential Financial, Inc. (common stock)                                          $  13,124,258
                                    UBS AG (time deposit)                                                              $   2,000,271

MainStay Common Stock Fund          A G. Edwards, Inc. (common stock)                                                  $     101,606
                                    American Express Co. (common stock)                                                $     571,394
                                    Bank of America (time deposit)                                                     $   1,610,921
                                    Bank of America Corp. (common stock)                                               $   2,759,168
                                    Barclays (time deposit)                                                            $   1,171,579
                                    Charles Schwab Corp. (common stock)                                                $   1,676,823
                                    Citigroup, Inc. (common stock)                                                     $   5,469,647
                                    Deutsche Bank AG (time deposit)                                                    $   1,171,579
                                    Goldman Sachs Group, Inc. (common stock)                                           $      10,249
                                    JP Morgan Chase & Co. (common stock)                                               $   1,403,465
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     689,908
                                    Morgan Stanley (common stock)                                                      $       9,172
                                    Prudential Financial, Inc. (common stock)                                          $     124,780
                                    State Street Corp. (common stock)                                                  $     415,054
                                    UBS AG (time deposit)                                                              $   1,171,579
                                    Wachovia Corp. (common stock)                                                      $     269,286

MainStay Convertible Fund           American Express Credit Corp. (commercial paper)                                   $   4,998,547
                                    Bank of America (time deposit)                                                     $   2,305,460
                                    Barclays (time deposit)                                                            $   1,676,698
                                    Citigroup Funding,  Inc. (convertible bond)                                        $   4,854,547
                                    Citigroup Funding,  Inc. (convertible preferred)                                   $   4,399,072
                                    Citigroup, Inc. (common stock)                                                     $   4,397,527
                                    Credit Suisse USA, Inc. (convertible bond)                                         $  11,212,695
                                    Deutsche Bank AG (time deposit)                                                    $   1,676,698
                                    Goldman Sachs Group (commercial paper)                                             $   3,974,420
                                    Lehman Brothers Holdings, Inc. (convertible bond)                                  $  15,310,253
                                    Lehman Brothers Holdings, Inc. (convertible bond)                                  $   5,066,373
                                    Merrill Lynch & Co., Inc. (convertible bond)                                       $  18,323,581
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     987,357
                                    UBS AG (time deposit)                                                              $   1,676,698

                   FUND                                               BROKER-DEALER                                    MARKET VALUE
                   ----                                               -------------                                    ------------
MainStay Diversified Income Fund    Bank of America (time deposit)                                                     $     295,025
                                    Bank of America Commercial Mort.Inc. (mortgage-backed security)                    $     293,518
                                    Bank of America Credit Card Trust (long term bond)                                 $     129,967
                                    Barclays (time deposit)                                                            $     214,563
                                    Bear Stearns Cos., Inc. (common stock)                                             $     221,676
                                    Citigroup Commercial Mortgage Trust (mortgage backed security)                     $     212,550
                                    Citigroup/Deutsche Bank Commercial (mortgage backed security)                      $     440,330
                                    Deutsche Bank AG (time deposit)                                                    $     214,563
                                    LB-UBS Commercial Mortgage Trust (mortgage backed security)                        $     408,431
                                    LB-UBS Commercial Mortgage Trust (mortgage backed security)                        $     195,677
                                    LB-UBS Commercial Mortgage Trust (mortgage backed security)                        $     233,684
                                    Merrill Lynch, Mortgage Trust (mortgage-backed security)                           $     168,262
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     126,350
                                    UBS AG (time deposit)                                                              $     214,563
                                    UBS Finance Delaware LLC (Commercial Paper)                                        $   2,975,000
                                    Wachovia Bank Commercial Mrtg. Trust (mortgage-backed security)                    $      64,799
                                    Wachovia Corp. (common stock)                                                      $     105,251

MainStay Global High Income Fund    American Express Credit Corp (commercial paper)                                    $   3,498,983
                                    Bank of America (time deposit)                                                     $     400,879
                                    Barclays (time deposit)                                                            $     291,548
                                    Deutsche Bank AG (time deposit)                                                    $     291,548
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     171,684
                                    UBS AG (time deposit)                                                              $     291,548
                                    UBS Finance LLC (commercial paper)                                                 $   3,570,000

MainStay Government Fund            Bank of America (commercial mortgage loan)                                         $   2,049,650
                                    Bank of America (time deposit)                                                     $   1,602,183
                                    Barclays (time deposit)                                                            $   1,165,224
                                    Citigroup Commercial Mortgage Trust (commercial mortgage loans)                    $   1,492,220
                                    Citigroup Commercial Mortgage Trust (commercial mortgage loans)                    $   1,932,277
                                    Citigroup Mortgage Loan Trust, Inc. (commercial mortgage loans)                    $   1,483,361
                                    Credit Suisse Mortgage Capital Certificates (commercial mortgage                   $   1,566,024
                                    Deutsche Bank AG (time deposit)                                                    $   1,165,224
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     686,165
                                    UBS AG (time deposit)                                                              $   1,165,224

MainStay High Yield Corporate Bond  American Express Credit Corp. (commercial paper)                                   $  28,958,909
Fund                                Bank of America (commercial paper)                                                 $  17,682,426
                                    Bank of America (commercial paper)                                                 $  29,943,233
                                    Bank of America (time deposit)                                                     $  13,180,016
                                    Barclays (time deposit)                                                            $   9,585,466
                                    Deutsche Bank AG (time deposit)                                                    $   9,585,466
                                    Deutsche Bank Financial LLC (commercial paper)                                     $  33,676,823
                                    Merrill Lynch Funds (investment companies)                                         $  53,206,598
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   5,644,592
                                    Morgan Stanley (commercial paper)                                                  $  41,732,824
                                    Prudential Funding LLC (commercial paper)                                          $  57,655,000
                                    UBS AG (time deposit)                                                              $   9,585,466

MainStay International Equity Fund  Bank of America (time deposit)                                                     $   6,069,896
                                    Barclays (time deposit)                                                            $   4,414,470
                                    Deutsche Bank AG (time deposit)                                                    $   4,414,469
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   2,599,548
                                    UBS AG (time deposit)                                                              $   4,414,469
                                    UBS Finance LLC (commercial paper)                                                 $   2,370,000

MainStay Large Cap Growth Fund      Bank of America (time deposit)                                                     $   2,196,075
                                    Barclays (time deposit)                                                            $   1,597,145
                                    Deutsche Bank AG (time deposit)                                                    $   1,597,145
                                    Goldman Sachs Group,Inc. (common stock)                                            $  20,800,984
                                    Merrill Lynch & Co. (common stock)                                                 $   7,238,376
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     940,511
                                    UBS AG (time deposit)                                                              $   1,597,146

                   FUND                                               BROKER-DEALER                                    MARKET VALUE
                   ----                                               -------------                                    ------------
MainStay MAP Fund                   Bank of America (time deposit)                                                     $   7,553,150
                                    Bank of America Corp. (common stock)                                               $  35,191,870
                                    Barclays (time deposit)                                                            $   5,493,201
                                    Citigroup, Inc. (common stock)                                                     $  47,483,964
                                    Deutsche Bank AG (time deposit)                                                    $   5,493,201
                                    Jeffries Group, Inc. (common stock)                                                $   3,809,598
                                    JP Morgan Chase & Co. (common stock)                                               $  36,908,320
                                    Merrill Lynch & Co., Inc. (common stock)                                           $  13,864,812
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   3,234,780
                                    Morgan Stanley (common stock)                                                      $  29,154,988
                                    State Street Corp. (common stock)                                                  $   4,656,675
                                    UBS AG (time deposit)                                                              $   5,493,200
                                    Wachovia Corp. (common stock)                                                      $   4,068,150

MainStay Mid Cap Growth Fund        Bank of America (commercial paper)                                                 $   1,676,821
                                    Bank of America (time deposit)                                                     $   2,662,089
                                    Barclays (time deposit)                                                            $   1,936,064
                                    Deutsche Bank AG (time deposit)                                                    $   1,936,064
                                    Deutsche Bank Financial LLC (commercial paper)                                     $   3,204,382
                                    Goldman Sachs Group (commercial paper)                                             $   2,189,681
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   1,140,090
                                    Prudential Funding Corp. (commercial paper)                                        $   1,898,620
                                    UBS AG (time deposit)                                                              $   1,936,064

MainStay Mid Cap Value Fund         Bank of America (time deposit)                                                     $   2,475,708
                                    Barclays (time deposit)                                                            $   1,800,515
                                    Deutsche Bank AG (time deposit)                                                    $   1,800,515
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   1,060,269
                                    UBS AG (time deposit)                                                              $   1,800,515
                                    UBS Finance LLC (commercial paper)                                                 $   1,944,715

MainStay Money Market Fund          American Express Credit Corp. (commercial paper)                                   $   4,468,560
                                    American Express Credit Corp. (commercial paper)                                   $   4,357,254
                                    Bank of America (Commercial Paper)                                                 $   5,164,494
                                    Barclays U.S. Funding Corp. (commercial paper)                                     $   2,068,948
                                    Barclays U.S. Funding Corp. (commercial paper)                                     $   3,642,520
                                    Barclays U.S. Funding Corp. (commercial paper)                                     $   2,118,779
                                    Goldman Sachs Group, Inc. (corporate bond)                                         $   4,505,117
                                    Goldman Sachs Group, Inc. (medium term note)                                       $   4,202,144
                                    Merrill Lynch & Co., Inc. (commercial paper)                                       $   4,471,889
                                    Merrill Lynch & Co., Inc. (medium term note)                                       $   4,202,506
                                    Morgan Stanley (corporate bond)                                                    $   5,001,342
                                    Morgan Stanley (corporate bond)                                                    $   4,000,366
                                    Prudential Funding LLC (commercial paper)                                          $   5,752,247
                                    Prudential Funding LLC (commercial paper)                                          $   4,022,419
                                    UBS Finance Delaware LLC (commercial paper)                                        $   5,018,795
                                    UBS Finance Delaware LLC (commercial paper)                                        $   3,415,983
                                    UBS Finance Delaware LLC (commercial paper)                                        $   1,399,592
                                    Wachovia Bank N.A. (certificate of deposit)                                        $   3,999,619
                                    Wachovia Corp. (corporate bond)                                                    $   4,999,943

MainStay Small Cap Growth Fund      Bank of America (time deposit)                                                     $   2,747,895
                                    Barclays (time deposit)                                                            $   1,998,469
                                    Deutsche Bank AG (time deposit)                                                    $   1,998,469
                                    Deutsche Bank Financial LLC (commercial paper)                                     $   3,094,575
                                    Deutsche Bank Financial LLC (commercial paper)                                     $   2,997,808
                                    Goldman Sachs Group (commercial paper)                                             $   3,239,528
                                    Jeffries Group, Inc. (common stock)                                                $   4,441,658
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   1,176,838
                                    UBS AG (time deposit)                                                              $   1,998,469
                                    UBS Finance LLC (commercial paper)                                                 $   1,485,000

MainStay Small Cap Value Fund       Bank of America (time deposit)                                                     $   1,406,074
                                    Barclays (time deposit)                                                            $   1,022,600

                   FUND                                               BROKER-DEALER                                    MARKET VALUE
                   ----                                               -------------                                    ------------
                                    Deutsche Bank AG (time deposit)                                                    $   1,022,600
                                    Goldman Sachs Group (commercial paper)                                             $   2,734,601
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     602,178
                                    UBS AG (time deposit)                                                              $   1,022,600
                                    UBS Finance LLC (commercial paper)                                                 $   3,500,000

MainStay Total Return Fund          American Express Co. (common stock)                                                $   4,156,539
                                    Bank of America (time deposit)                                                     $   4,240,287
                                    Bank of America Commercial Mort. Inc. (mortgage-backed security)                   $   1,169,097
                                    Bank of America Corp. (common stock)                                               $  14,512,793
                                    Bank of America Credit Card Trust (long term bond)                                 $     744,810
                                    Barclays (time deposit)                                                            $   3,083,845
                                    Bear Stearns Cos., Inc. (The) (corporate bond)                                     $   1,060,190
                                    Citigroup Commercial Mortgage Trust (mortgage backed security)                     $   1,072,414
                                    Citigroup Inc. (corporate bond)                                                    $   1,723,978
                                    Citigroup, Inc. (common stock)                                                     $  11,140,536
                                    Citigroup/Deutsche Bank Commercial (mortgage backed security)                      $     590,668
                                    Credit Suisse Mortgage Capital Certificates (commercial mortgage                   $   1,884,281
                                    Deutsche Bank AG (time deposit)                                                    $   3,083,845
                                    Goldman Sachs Group, L.P. (corporate bond)                                         $     767,692
                                    Goldman Sachs Group, Inc. (The) (common stock)                                     $   4,498,023
                                    JP Morgan Chase & Co. (common stock)                                               $   8,289,855
                                    LB-UBS Commercial Mortgage Trust (mortgage backed security)                        $   1,494,376
                                    LB-UBS Commercial Mortgage Trust (mortgage backed security)                        $   1,056,654
                                    LB-UBS Commercial Mortgage Trust (mortgage backed security)                        $     919,821
                                    LB-UBS Commercial Mortgage Trust (mortgage backed security)                        $     677,426
                                    Lehman Brothers Holdings, Inc. (common ctock)                                      $   1,058,624
                                    Merrill Lynch & Co., Inc. (common stock)                                           $   5,350,104
                                    Merrill Lynch & Co., Inc. (long term bond)                                         $     960,763
                                    Merrill Lynch, Mortgage Trust (mortgage-backed security)                           $     910,416
                                    Merrill Lynch, Mortgage Trust (mortgage-backed security)                           $   2,178,067
                                    Morgan Stanley & Co. (repurchase agreement)                                        $   1,815,983
                                    Morgan Stanley (common stock)                                                      $   3,339,991
                                    Prudential Financial, Inc. (common stock)                                          $   6,500,585
                                    Prudential Funding Corp. (commercial paper)                                        $   4,961,393
                                    UBS AG (time deposit)                                                              $   3,083,845
                                    Wachovia Bank Commercial Mrtg. Trust (mortgage-backed security)                    $     356,393
                                    Wachovia Corp. (common stock)                                                      $   5,122,650

MainStay Value Fund                 Bank of America (time deposit)                                                     $   1,335,017
                                    Bank of America Corp. (common stock)                                               $  30,475,660
                                    Barclays (time deposit)                                                            $     970,922
                                    Citigroup, Inc. (common stock)                                                     $  33,444,982
                                    Deutsche Bank AG (time deposit)                                                    $     970,922
                                    Goldman Sachs Group, Inc. (common stock)                                           $  10,912,925
                                    JP Morgan Chase & Co. (common stock)                                               $  17,965,148
                                    Merrill Lynch & Co., Inc. (common stock)                                           $  12,964,386
                                    Morgan Stanley & Co. (repurchase agreement)                                        $     571,747
                                    Morgan Stanley (common stock)                                                      $  11,120,565
                                    Prudential Financial, Inc. (Common Stock)                                          $  10,231,690
                                    UBS AG (time deposit)                                                              $     970,922
                                    Wachovia Corp. (common stock)                                                      $  12,498,600

      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses that must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                NET ASSET VALUE

      The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the Money Market Fund and Principal Preservation Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Money Market Fund and Principal Preservation Fund are valued at their amortized cost (in accordance with the Trust's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund and Principal Preservation Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund and Principal Preservation Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued:

      (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

      To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

      A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever a transaction takes place in a Fund (other than the Money Market Fund and the Principal Preservation Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the Money Market Fund and the Principal Preservation Fund will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

      MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

      - dividend and capital gain changes (including moving dividends between account registrations);

      -     address changes;

      - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

      -     exchange requests between identical registrations; and

      -     redemptions of $100,000 or less to the address of record only.

      In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

      The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares at the end of the calendar quarter eight years after purchase.

      If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Class A shares. Shareholders will not be charged a contingent deferred sales charge in connection with such conversion of the Class B shares prior to the completion of the full holding period.

BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds, plus any applicable sales charge. A share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc.

BY TELEPHONE

      For all Funds, other than the Money Market Fund and the Principal Preservation Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

      An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS ______
SHAREHOLDER NAME ______________________________________
SHAREHOLDER ACCOUNT NO. _______________________________
DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN THREE BUSINESS DAYS.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.

      Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

PURCHASES IN KIND

      Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor. These transactions will be effected only if the Manager and Subadvisor determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that Rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-8 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their net asset values (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. An investor must call 1-800-MAINSTAY (1-800-624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.

      The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, Large Cap Growth Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be determined according to the following table:

                                          SALES CHARGE AS A PERCENTAGE OF:  SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                                                                 NET                                     RETAINED
                    AMOUNT OF             OFFERING             AMOUNT             RETAINED                BY THE
                     PURCHASE              PRICE              INVESTED           BY DEALER             DISTRIBUTOR
                     --------              -----              --------           ---------             -----------
Less than $50,000                         5.50%                5.82%                  4.75%             0.75%
$50,000 to $99,999                        4.50%                4.71%                  4.00%             0.50%
$100,000 to $249,999                      3.50%                3.63%                  3.00%             0.50%
$250,000 to $499,999                      2.50%                2.56%                  2.00%             0.50%
$500,000 to $999,999                      2.00%                2.04%                  1.75%             0.25%
$1,000,000 or more*                       None                 None              See Below*              None

      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be determined according to the following table:

                                          SALES CHARGE AS A PERCENTAGE OF:  SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                                                                 NET                                     RETAINED
                     AMOUNT OF            OFFERING             AMOUNT             RETAINED                BY THE
                      PURCHASE             PRICE              INVESTED           BY DEALER             DISTRIBUTOR
                      --------             -----              --------           ---------             -----------
Less than $100,000                        4.50%                4.71%                  4.00%             0.50%
$100,000 to $249,999                      3.50%                3.63%                  3.00%             0.50%
$250,000 to $499,999                      2.50%                2.56%                  2.00%             0.50%
$500,000 to $999,999                      2.00%                2.04%                  1.75%             0.25%
$1,000,000 or more*                        None                None              See Below*              None

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      The sales charge applicable to an investment in Class A shares of the Diversified Income Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, and Tax Free Bond Fund will be 4.50% of the offering price per share (4.74% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of Class A shares of the High Yield Corporate Bond Fund on October 31, 2006. The offering price of shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2006                                       $ 6.33
Per Share Sales Charge - 4.50% of offering price (4.74% of NAV per share)       $ 0.30
Class A Per Share Offering Price to the Public                                  $ 6.63

      The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Common Stock Fund, Convertible Fund, International Equity Fund, MAP Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Total Return Fund, and Value Fund will be 5.50% of the offering price per share (5.81% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Capital Appreciation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Capital Appreciation Fund on October 31, 2006. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2006                                        $ 32.55
Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share)        $ 1.89
Class A Per Share Offering Price to the Public                                   $ 34.44

PURCHASES AT NET ASSET VALUE

      Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with NYLIM); employees (and immediate family members) of Markston, ICAP and Winslow Capital; respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class A shares of the Funds are sold at NAV to the CollegeSense 529 Plan.

      In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than non-ERISA plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc., each an open-end investment company registered with the SEC under the 1940 Act, as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

      Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, the Distributor, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP, (vii) investors purchasing through certain nonbroker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $100,000 in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay funds.

      Existing Class I Shareholders include shareholders: (i) who owned shares of the no-load class of any Fund in the Eclipse family of funds as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004; (ii) who owned shares of the no-load class of any ICAP Fund as of August 28, 2006, which class was renamed MainStay Class I; (iii) became a Class I shareholder by exchanging shares of any McMorgan Fund on or after July 2, 2007.

      Although an investor will not pay a sales charge on Class I share or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

      Under a right of accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b)(7) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases, the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

      Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (QDROs) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Code;
(v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge:

                                                                                    CONTINGENT DEFERRED SALES
                                             YEAR SINCE PURCHASE                CHARGE AS A PERCENTAGE OF AMOUNT
                                                PAYMENT MADE                     REDEEMED SUBJECT TO THE CHARGE
                                                ------------                     ------------------------------
First                                                                                           5.0%
Second                                                                                          4.0%
Third                                                                                           3.0%
Fourth                                                                                          2.0%
Fifth                                                                                           2.0%
Sixth                                                                                           1.0%
Thereafter                                                                                      None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants;
(ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

      Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

      Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

                            PURCHASES AND REDEMPTIONS

   Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

   Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

   In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

   The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

   Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

   Certain clients of the Manager and the Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

   The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

   The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

REDEMPTION FEE

   The International Equity and High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan.

   Please contact MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

   MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

REDEMPTIONS IN KIND

   The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

   The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

   Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

   Subject to the conditions and limitations described herein, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by NYLIM, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time) or by accessing your account via www.mainstayfunds.com.

REDEMPTION BY CHECK

   The Money Market Fund, the Principal Preservation Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund or Principal Preservation Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.
                                       98

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

   Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

   Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges of those shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into shares of another MainStay Fund.

   In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

   For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

   The exchange privilege may be modified or withdrawn at any time upon prior notice.

                          TAX-DEFERRED RETIREMENT PLANS

               CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

   Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

   Shares of a Fund, except the Tax Free Bond Fund, may also be purchased by an IRA. Both traditional IRAs and the Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

   TRADITIONAL IRAs. An individual may contribute as much as $4,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $4,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $8,000. The
                                       99
maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $5,000 and by a married couple is $10,000.

   Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

   An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA that is deductible for federal income tax purposes. A contribution is fully deductible if an individual is an active participant in an employer's retirement plan only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($83,000 for married individuals filing a joint return and $52,000 for single filers). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $156,000 - $166,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

   Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

   ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $4,000 ($8,000 for a married couple, $5,000 for individuals over age 50, and $10,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $99,000 and $114,000 ($156,000 - $166,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

   Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

   COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution.

   All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

   Shares of a Fund, except the Tax Free Bond Fund, may also be purchased by a tax sheltered custodial account (403(b)(7) TSA plan) made available by the Distributor. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations, educational institutions or public school systems) are eligible to participate in 403(b)(7) TSA plans.

GENERAL INFORMATION

   Shares of a Fund, except the Tax Free Bond Fund, are a permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services, may limit or delay the processing of transactions.

   For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

   The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

   The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

   Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

   Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

   To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

   If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

   The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

   The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

   Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

   Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

   Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

   If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

   A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

   Distributions by a Fund (other than the Money Market Fund and the Principal Preservation Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

   A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX FREE BOND FUND

   The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Bond Funds will be eligible for the deduction for dividends received by corporations.

   Although a significant portion of the distributions by the Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

   In addition, as discussed below, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

   Exempt-interest dividends from the Tax Free Bond Fund, ordinary dividends from the Tax Free Funds, if any, capital gains distributions from the Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

   Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

   Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

   Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

   Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the Tax Free Bond Fund may result in adverse tax consequences to them.

   Income derived by the Tax Free Bond Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Tax Free Bond Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

   A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                                                       AMOUNT
FUND                                            AVAILABLE THROUGH     (000'S)
-------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                             2010           $ 73,905
-------------------------------------------------------------------------------
                                                      2011             49,074
-------------------------------------------------------------------------------
                                                      2012             60,521
-------------------------------------------------------------------------------
                                                                      183,500
-------------------------------------------------------------------------------
CONVERTIBLE FUND                                      2010           $ 20,187
-------------------------------------------------------------------------------
                                                      2011              5,003
-------------------------------------------------------------------------------
                                                                       25,190
-------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND                               2008           $  1,322
-------------------------------------------------------------------------------
                                                      2009                864
-------------------------------------------------------------------------------
                                                      2010              1,161
-------------------------------------------------------------------------------
                                                      2011                523
-------------------------------------------------------------------------------
                                                      2014              1,409
-------------------------------------------------------------------------------
                                                                        5,279
-------------------------------------------------------------------------------
GOVERNMENT FUND                                       2007           $ 29,405
-------------------------------------------------------------------------------
                                                      2008              6,930
-------------------------------------------------------------------------------
                                                      2012              3,458
-------------------------------------------------------------------------------
                                                      2014              2,598
-------------------------------------------------------------------------------
                                                                       42,391
-------------------------------------------------------------------------------
HIGH YIELD CORPORATE BOND FUND                        2009           $122,690
-------------------------------------------------------------------------------

                                                                       AMOUNT
FUND                                            AVAILABLE THROUGH     (000'S)
-------------------------------------------------------------------------------
                                                      2010            169,119
-------------------------------------------------------------------------------
                                                      2011            306,034
-------------------------------------------------------------------------------
                                                      2014             30,786
-------------------------------------------------------------------------------
                                                                      628,629
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                              N/A                N/A
-------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                                 2007           $  6,418
-------------------------------------------------------------------------------
                                                      2008             99,425
-------------------------------------------------------------------------------
                                                      2009             53,277
-------------------------------------------------------------------------------
                                                      2010              5,418
-------------------------------------------------------------------------------
                                                      2013              1,157
-------------------------------------------------------------------------------
                                                                      165,695
-------------------------------------------------------------------------------
MAP FUND                                               N/A                N/A
-------------------------------------------------------------------------------
MID CAP VALUE FUND                                     N/A                N/A
-------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                 2009           $ 90,230
-------------------------------------------------------------------------------
                                                      2010             40,252
-------------------------------------------------------------------------------
                                                      2011              2,925
-------------------------------------------------------------------------------
                                                                      133,407
-------------------------------------------------------------------------------
SMALL CAP VALUE FUND                                   N/A                N/A
-------------------------------------------------------------------------------
TAX FREE BOND FUND                                    2007           $  4,964
-------------------------------------------------------------------------------
                                                      2008             15,453
-------------------------------------------------------------------------------
                                                      2011              8,117
-------------------------------------------------------------------------------
                                                      2012                478
-------------------------------------------------------------------------------
                                                                       29,012
-------------------------------------------------------------------------------
TOTAL RETURN FUND                                      N/A                N/A
-------------------------------------------------------------------------------
VALUE FUND                                             N/A                N/A
-------------------------------------------------------------------------------

The Common Stock Fund, Global High Income Fund, Mid Cap Growth Fund and Money Market Fund utilized $13,712,259, $1,260,445, $2,604,998, $5,053, respectively of capital loss carryforwards during the year ended October 31, 2006.

DISPOSITIONS OF FUND SHARES

   Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

   A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

   Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

   Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

   Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

   In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

   Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

   Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

   Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

   Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

   A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

   The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

   Regarding the Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

   The Diversified Income Fund and International Equity Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

FOREIGN TAXES

   Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (with the exception of the International Equity Fund and possibly the Global High Income Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

   The International Equity Fund and the Global High Income Fund may qualify for and make the election permitted under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate
(a) the shareholder's portion of the foreign taxes paid to each such country and
(b) the portion of the dividend which represents income derived from sources within each such country.

   The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

   It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

   The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

   Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

   A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

   Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

   Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

   All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

   Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

   Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund or Principal Preservation
Fund), except in the case of certain exempt shareholders.

   Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

   Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

   Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation.

   Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

FOREIGN SHAREHOLDERS

   The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

                                OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION


   The Funds are separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization that occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund commenced operations on February 28, 1997 and was renamed the Diversified Income Fund effective January 1, 2004. The Small Cap Value Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. Effective January 1, 2004, the Equity Income Fund, Growth Opportunities Fund and Global High Yield Fund were renamed the Mid Cap Value Fund, Common Stock Fund and Global High Income Fund, respectively. The MAP Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting, and the MAP-Equity Fund was reorganized as the MainStay MAP Fund-Class I shares on June 9, 1999. The Fund was renamed the MAP Fund effective June 10, 2002. The Mid Cap Growth Fund was formed pursuant to an Establishment and Designation of Series on December 11, 2000. The Large Cap Growth Fund, which commenced operations on April 1, 2005, was established in connection with an Agreement and Plan of Reorganization pursuant to which the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund") was reorganized with and into the Fund effective March 31, 2005 ("Reorganization"). As a result of the Reorganization, shares of the Winslow Fund were designated as Class A shares of the Fund and the Fund adopted the Winslow Fund's performance and financial history. The Principal Preservation Fund and Institutional Bond Fund have not commenced investment operations as of the date of this SAI. The organizational expenses of each Fund will be expensed over a period not to exceed 12 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.


VOTING RIGHTS

   Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

   Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the
                                      109

Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

   This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

   Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the independent registered public accounting firm for the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit and Compliance Committee.

TRANSFER AGENT

   NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 30 Dan Road, Canton, Massachusetts 02021-2809 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street Bank and retains the interest earnings generated from these accounts.

   Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Trust may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Trust's transfer agent fees and expenses, in addition to the imposition of a small account fee.

CUSTODIAN


   State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Funds of the Trust and has subcustodial agreements for holding such Funds' foreign assets.


LEGAL COUNSEL

   Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.
                                      110

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

      As of January 31, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2007, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2007 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund. The Principal Preservation Fund and the Institutional Bond Fund have not commenced investment operations as of the date of this SAI. Therefore, they are not included in the tables below.


                                                                                                 NUMBER OF
                                                                                                BENEFICIAL
                                                                                                 OWNERSHIP    PERCENTAGE
      NAME OF FUND AND TITLE OF CLASS              NAME AND ADDRESS OF BENEFICIAL OWNER           SHARES       OF CLASS
      -------------------------------              ------------------------------------           ------       --------
MainStay Capital Appreciation Fund Class C   Citigroup Global Markets Inc.                       28,315.6590      15.71%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

                                             Merrill Lynch Pierce Fenner & Smith Inc.            19,293.4540      10.70%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay Capital Appreciation Fund Class I   NYLIFE Distributors Inc.                                35.1120     100.00%
                                             Al Leier - CVP
                                             Audit Account
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Common Stock Fund Class A           New York Life Trust Company                        416,031.2010      15.09%
                                             Client Accounts
                                             160 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Common Stock Fund Class I           MainStay Moderate Growth Allocation Fund c/o     2,678,700.6050      24.80%
                                             Tony Elavia
                                             51 Madison Avenue, EIG - 2nd Floor
                                             Attn: Maggie Goodman
                                             New York, NY 10010-1603

                                             MainStay Growth Allocation Fund c/o              1,829,264.5700      16.93%
                                             Tony Elavia
                                             51 Madison Avenue, EIG - 2nd Floor
                                             Attn: Maggie Goodman
                                             New York, NY 10010-1603

                                             MainStay Moderate Allocation Fund c/o            1,518,072.4340      14.05%
                                             Tony Elavia
                                             51 Madison Avenue, EIG - 2nd Floor
                                             Attn: Maggie Goodman
                                             New York, NY 10010-1603

                                             Evergreen Investment Services, Inc.              1,090,007.2710      10.09%
                                             The Moderate Portfolio c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

                                             Evergreen Investment Services, Inc.              1,030,193.1620       9.54%
                                             The Conservative Portfolio c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

MainStay Common Stock Fund Class I           Evergreen Investment Services, Inc.                778,118.4370       7.20%
                                             The Aggressive Portfolio c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

                                             Evergreen Investment Services, Inc.                620,989.1760       5.75%
                                             The Moderately Aggressive Portfolio
                                             c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

                                             Newton Memorial Hospital                           584,611.1670       5.41%
                                             175 High Street
                                             Newton, NJ 07860-1099

MainStay Convertible Fund Class A            Citigroup Global Markets Inc.                    1,947,122.8390       8.52%
                                             Attn: Peter Booth 333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Convertible Fund Class B            Citigroup Global Markets Inc.
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402                            460,614.1930       5.83%

MainStay Convertible Fund Class C            Merrill Lynch Pierce Fenner & Smith Inc.           290,350.3640      17.51%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             Citigroup Global Markets Inc.                       116,973.3270      7.05%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Diversified Income Fund Class A     NYLIFE Distributors Inc.                            919,640.4310     12.65%
                                             Attn: Al Leier
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Diversified Income Fund Class B     Citigroup Global Markets Inc.                       269,010.1880      7.30%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Diversified Income Fund Class C     Merrill Lynch Pierce Fenner & Smith Inc.            172,917.7700     12.74%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay Diversified Income Fund Class I     North East Medical Services                           9,592.3920     45.31%
                                             Profit Sharing Plan C/o Linda Bien
                                             1520 Stockton Street
                                             San Francisco, CA 94133-3354

                                             New York Life Trust Co.                               5,051.2160     23.86%
                                             Cust for the IRA of FBO
                                             Dolores R. Neureiter
                                             323 E. Ridgewood Avenue
                                             Ridgewood, NJ 07450-3301

                                             New York Life Trust Co.                               1,704.9740      8.05%
                                             Cust for the IRA of
                                             Ollie Christene Edwards (POA) FBO

                                             Donald R. Edwards
                                             5606 Nashville Avenue
                                             Lubbock, TX 79413-4642

                                             New York Life Trust Company                           1,278.8530      6.04%
                                             Cust for the IRA Rollover of
                                             Joe H. Morgan
                                             17336 Rolling Woods Circle
                                             Northville, MI 48168-1886

MainStay Equity Index Fund Class A           Citigroup Global Markets Inc.                       658,953.6010      6.66%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Global High Income Fund Class A     NYLIFE Distributors Inc.                            596,413.9900      5.43%
                                             Attn: Al Leier
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Global High Income Fund Class B     Citigroup Global Markets Inc.                       214,552.9400      5.82%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Global High Income Fund Class C     Merrill Lynch Pierce Fenner & Smith Inc.            599,096.5770     15.93%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             Citigroup Global Markets Inc.                       536,566.3980     14.27%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Government Fund Class A             Supplemental Income Plan Trust Fund               3,582,673.6380     12.54%
                                             P.O. Box 8338
                                             Boston, MA 02266-8338

MainStay Government Fund Class C             Merrill Lynch Pierce Fenner & Smith Inc.             33,947.2260      5.23%
                                             - For the solebenefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay Government Fund Class I             NYLIFE Distributors Inc.                                129.7780    100.00%
                                             Al Leier - CVP
                                             Audit Account
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay High Yield Corporate Bond Class B   Citigroup Global Markets Inc.                    12,613,505.6370      7.92%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay High Yield Corporate Bond Class C   Citigroup Global Markets Inc.                    10,878,185.0670     16.02%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

                                             Merrill Lynch Pierce Fenner & Smith Inc.         10,868,897.1620     16.00%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay High Yield Corporate Bond Class I   New York Life Trust Company                       2,408,940.0190      9.39%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007
                                             Evergreen Investment Services, Inc.               2,274,654.3820      8.86%
                                             The Moderately Aggressive Portfolio
                                             c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

                                             Merrill Lynch Pierce Fenner & Smith Inc.          2,171,052.0400      8.46%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             Raymond James & Associates Inc.                   2,133,669.2400      8.31%
                                             FBO Helios Education
                                             880 Carillon Parkway
                                             St. Petersburg, FL 33716-1100

                                             Evergreen Investment Services, Inc.               1,995,928.9200      7.78%
                                             The Moderate Portfolio c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

MainStay High Yield Corporate Bond Class I   New York Life Foundation                          1,641,713.0950      6.40%
                                             c/o Mr. Charles Holek
                                             51 Madison Avenue, Room 504
                                             New York, NJ 10010-1603

                                             Evergreen Investment Services, Inc.               1,640,531.8650      6.39%
                                             The Conservative Portfolio c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

                                             MainStay Moderate Growth Allocation Fund          1,618,249.8150      6.30%
                                             c/o Tony Elavia
                                             51 Madison Avenue, EIG Group
                                             Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

                                             Evergreen Investment Services, Inc.               1,484,041.5340      5.78%
                                             The Aggressive Portfolio c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

                                             MainStay Moderate Growth Allocation Fund          1,437,156.7060      5.60%
                                             c/o Tony Elavia
                                             51 Madison Avenue, EIG Group
                                             Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

MainStay International Equity Fund Class C   Merrill Lynch Pierce Fenner & Smith Inc.            157,306.9040     12.03%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             Citigroup Global Markets Inc.                       101,365.2820      7.75%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay International Equity Fund Class I   Bowen David & Co.                                 5,174,185.4860     16.10%
                                             P.O. Box 55806
                                             Boston, MA 02205-5806

                                             New York Life Progress-Sharing                    3,644,925.1270     11.34%
                                             Investment Plan Program
                                             C/o Maria Mauceri
                                             51 Madison Avenue, Room 1305
                                             New York, NY 10010-1603

                                             Charles Schwab & Company Inc.                     3,221,854.8140     10.02%
                                             Attn: Mutual Fund Department
                                             101 Montgomery Street
                                             San Francisco, CA 94104-4151

                                             Dengel & Co.                                      2,302,162.7140      7.16%
                                             c/o Fiduciary Trust Co. Intl.
                                             P.O. Box 3199
                                             New York, NY 10008-3199

MainStay International Equity Fund Class R1  New York Life Trust Company                         246,027.6730     99.93%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay International Equity Fund Class R2  Lichte Insurance Agency, Inc. MPP                     4,131.3610     24.34%
                                             Donald H. Lichte
                                             610 N. Webb Avenue
                                             Reedsburg, WI 53959-1267

                                             Water Technology, Inc. 401(K)                         2,153.6940     12.69%
                                             Brian W. Freber
                                             613 E. South Street
                                             Beaver Dam, WI 53916-3005

                                             Lichte Insurance Agency, Inc. MPP                     1,598.3500      9.42%
                                             Donald A. Lichte
                                             1400 Lancer Court
                                             Reedsburg, WI 53959-1422

                                             Water Technology, Inc. 401(K)                         1,059.7310      6.24%
                                             Ervin W. Loest, Jr
                                             102 S. Grove Street
                                             Waupun, WI 53963-2219

                                             Water Technology, Inc. 401(K)                         1,011.3230      5.96%
                                             Mary M. Aranda
                                             619 S. Andover Drive
                                             Anaheim, CA 92807-4607

MainStay International Equity Fund Class R3  New York Life Investment MGMT                           703.4510    100.00%
                                             Attn: Al Leier
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Large Cap Growth Fund Class A       Merrill Lynch Pierce Fenner & Smith Inc.         14,457,596.7570     37.96%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay Large Cap Growth Fund Class C       Merrill Lynch Pierce Fenner & Smith Inc.          1,035,265.9600     26.23%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             Citigroup Global Markets Inc.                       887,871.2730     22.50%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Large Cap Growth Fund Class I       MainStay Moderate Growth Allocation               6,783,032.9300     13.86%
                                             Fund c/o Tony Elavia 51 Madison Avenue, EIG
                                             Group Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

                                             MainStay Moderate Allocation Fund                 4,977,667.4930     10.17%
                                             c/o Tony Elavia
                                             51 Madison Avenue, EIG Group
                                             Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

                                             MainStay Growth Allocation Fund                   4,849,816.7460      9.91%
                                             c/o Tony Elavia
                                             51 Madison Avenue, EIG Group
                                             Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

                                             Evergreen Investment Services, Inc.               4,434,646.7320      9.06%
                                             The Aggressive Portfolio c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

                                             New York Life Trust Company                       4,430,106.4110      9.06%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

                                             JP Morgan Chase TTEE FBO INTL                     4,032,372.3250      8.24%
                                             Truck & Engine 401(K)
                                             Retirement Savings Plan
                                             9300 Ward Parkway
                                             Kansas City, MO 64114-3317

                                             JP Morgan Chase TTEE FBO INTL                     3,554,445.0320      7.27%
                                             Truck & Engine 401(K)
                                             Retirement Savings Plan for
                                             Represented Employees
                                             9300 Ward Parkway
                                             Kansas City, MO 64114-3317

                                             Charles Schwab & Company Inc.                     3,284,771.6290      6.71%
                                             Attn: Mutual Fund Department
                                             101 Montgomery Street
                                             San Francisco, CA 94104-4151

                                             Evergreen Investment Services, Inc.               3,032,158.3230      6.20%
                                             The Moderately Aggressive Portfolio
                                             c/o Jim Hall
                                             200 Berkeley Street, 18th Floor
                                             Boston, MA 02116-5022

MainStay Large Cap Growth Fund Class R1      New York Life Trust Company                         363,836.4010     41.92%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Large Cap Growth Fund Class R1      Wells Fargo Bank NA FBO Retirement                  345,218.3670     39.77%
                                             Plan Services
                                             P.O. Box 1533
                                             Minneapolis, MN 55480-1533

                                             NFS LLC FEBO FIIOC as agent for                     158,460.2740     18.26%
                                             Qualified Employee
                                             Benefit Plans 401(K) FINOPS-IC Funds
                                             100 Magellan Way KW1C
                                             Covington, KY 41015-1987

MainStay Large Cap Growth Fund Class R2      New York Life Trust Company                         332,901.3810     99.46%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Large Cap Growth Fund Class R3      New York Life Investment MGMT                         1,742.1600    100.00%
                                             Attn: Al Leier
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay MAP Fund Class A                    Merrill Lynch Pierce Fenner & Smith Inc.            894,822.2630      6.01%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay MAP Fund Class B                    Citigroup Global Markets Inc.                       588,518.2940      5.64%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay MAP Fund Class C                    Citigroup Global Markets Inc.                     1,560,981.2030     20.37%
                                             Attn: Peter Booth
                                             333 W. 34th.Street, 7th Floor
                                             New York, NY 10001-2402

                                             Merrill Lynch Pierce Fenner & Smith Inc.          1,557,109.1400     20.32%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay MAP Fund Class I                    New York Life Trust Company                       5,464,117.4960     55.98%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

                                             New York Life Progress-Sharing Investment         1,808,702.6320     18.53%
                                             Plan Program
                                             c/o Maria Mauceri
                                             51 Madison Avenue, Room 1305
                                             New York, NY 10010-1603

MainStay MAP Fund Class I                    Raymond James & Associates Inc.                     625,206.6680      6.41%
                                             FBO Helios Education
                                             880 Carillon Parkway
                                             St. Petersburg, FL 33716-1100

MainStay MAP Fund Class R1                   New York Life Trust Company                         441,071.1090     99.44%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay MAP Fund Class R2                   New York Life Trust Company                         198,413.3250     91.43%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay MAP Fund Class R3                   New York Life Investment Management LLC                 289.3630    100.00%
                                             Attn: Al Leier
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Mid Cap Growth Fund Class A         Merrill Lynch Pierce Fenner & Smith Inc.          1,032,674.0930     11.01%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay Mid Cap Growth Fund Class C         Merrill Lynch Pierce Fenner & Smith Inc.          1,454,734.5030     41.39%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             Citigroup Global Markets Inc.                       369,890.6810     10.52%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Mid Cap Growth Fund Class I         New York Life Trust Company                          75,956.0270     50.93%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

                                             EGAP & Co.                                           41,881.2810     28.08%
                                             Two Burlington Square
                                             P. O. Box 820
                                             Burlington, VT 05402-0820

MainStay Mid Cap Growth Fund Class R3        Mass Mutual Life Insurance Co.                       19,073.6550     12.79%
                                             1295 State Street
                                             Springfield, MA 01111-0001
                                             Trust Lynx & Co.                                     34,818.0990     97.79%
                                             P.O. Box 173736
                                             Denver, CO 80217-3736

MainStay Mid Cap Value Fund Class C          Citigroup Global Markets Inc.                       552,285.0910     22.39%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

                                             Merrill Lynch Pierce Fenner & Smith Inc.            299,281.4770     12.13%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

MainStay Mid Cap Value Fund Class I          Pattie A. Clay Infirmary Association Inc.            65,607.5570     98.17%
                                             c/o Robert J. Hudson Eastern by-Pass
                                             P.O. Box 1600  Richmond, KY
                                             40476-2603

MainStay Mid Cap Value Fund Class R1         NYLIFE Distributors Inc.                                 84.2920     87.44%
                                             Al Leier - CVP
                                             Audit Account
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

                                             Counsel Trust DBA Mid Atlantic TST                       12.1110     12.56%
                                             FBO Ambiotec C
                                             Engineering Group 401K
                                             336 Fourth Avenue, The Times Bldg
                                             Pittsburgh, PA 15222-2011

MainStay Mid Cap Value Fund Class R2         New York Life Trust Company                             657.2050     80.29%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

                                             NYLIFE Distributors Inc.                                 84.4460     10.32%
                                             Al Leier - CVP
                                             Audit Account
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

                                             MG Trust Company Cust FBO                                76.9240      9.40%
                                             Pinnacle Engineering Inc. 401K P&T
                                             700 17th Street Suite 300
                                             Denver, CO 80202-3531

MainStay Money Market Fund Class A           New York Life Trust Company                      16,136,481.0100      5.92%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Small Cap Growth Fund Class I       New York Life Foundation                            190,072.3640     86.04%
                                             c/o Mr. Charles Holek
                                             51 Madison Avenue, Room 504
                                             New York, NY 10010-1603

MainStay Small Cap Growth Fund Class I       EGAP & Co.                                           30,245.8590     13.69%
                                             Two Burlington Square
                                             P.O. Box 820
                                             Burlington, VT 05402-0820

MainStay Small Cap Value Fund Class C        Merrill Lynch Pierce Fenner & Smith Inc.            134,805.1090     15.88%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             Citigroup Global Markets Inc.                        71,106.2320      8.38%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

MainStay Small Cap Value Fund Class C        New York Life Trust Company                             376.1160     48.17%
                                             Cust for the Rolloever IRA of
                                             Michael P. Kachmer
                                             1209 IH 35 South #100
                                             New Braunfels, TX 78130-5918

                                             Russell W. Stigall III                                  236.2470     30.25%
                                             P.O. Box 4466
                                             Greenville, MS 38704-4466

                                             NYLIFE Distributors Inc.                                168.5250     21.58%
                                             Al Leier - CVP
                                             Audit Account
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Tax Free Bond Fund Class C          Merrill Lynch Pierce Fenner & Smith Inc.            166,038.8830     25.40%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246-6484

                                             NFS LLC FEBO                                         35,866.0910      5.49%
                                             R. Locke Bell
                                             P.O. 481
                                             Gastonia, NC 28053-0481

MainStay Total Return Fund Class C           Citigroup Global Markets Inc.                        42,366.6960     24.05%
                                             Attn: Peter Booth
                                             333 W. 34th Street, 7th Floor
                                             New York, NY 10001-2402

                                             Theresa Collins USUFRUCT                              9,083.6750      5.16%
                                             James N Collins & Gene M Collins
                                             Karen T Collins & John W Collins
                                             Naked Owners
                                             4006 Walnut Drive
                                             New Iberia, LA 70563-3342

MainStay Total Return Fund Class I           F&M Bank N. Virginia Cust FBO IPC                       321.3410     82.80%
                                             Prototype Plan c/o John Ames
                                             P.O. Box 8095
                                             Virginia Beach, VA 23450-8095
                                             NYLIFE Distributors Inc.                                 66.7560     17.20%
                                             Al Leier - CVP
                                             Audit Account
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Value Fund Class C                  Merrill Lynch Pierce Fenner & Smith Inc.            243,773.3320     39.91%
                                             - For the sole benefit of its customers
                                             4800 Deer Lake Drive East, 3rd Floor
                                             Jacksonville, FL 32246 - 6484

MainStay Value Fund Class I                  MainStay Moderate Growth Allocation                 509,421.4150     45.91%
                                             Fund c/o Tony Elavia
                                             51 Madison Avenue, EIG Group
                                             Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

                                             MainStay Growth Allocation Fund                     340,818.6910     30.72%
                                             c/o Tony Elavia
                                             51 Madison Avenue, EIG Group
                                             Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

                                             MainStay Moderate Allocation Fund                   247,402.5220     22.30%
                                             c/o Tony Elavia
                                             51 Madison Avenue, EIG Group
                                             Attn: Maggie Goodman - 2nd Floor
                                             New York, NY 10010-1603

MainStay Value Fund Class R1                 NYLIFE Distributors Inc.                                 64.7130    100.00%
                                             Al Leier - CVP
                                             Audit Account
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

MainStay Value Fund Class R2                 New York Life Trust Company                         219,913.9720     36.06%
                                             Client Accounts
                                             169 Lackawanna Avenue
                                             Parsippany, NJ 07054-1007

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


                         MOODY'S INVESTORS SERVICE, INC.


     Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.


TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                          DOMINION BOND RATING SERVICE

COMMERCIAL PAPER AND SHORT-TERM DEBT

The DBRS(R) short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity.

R-1 (HIGH)+

Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (MIDDLE)+

Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1
(high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (LOW)+

Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (HIGH)+

Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (MIDDLE)+

Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (LOW)+

Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

R-3+

Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4+

Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5+

Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D+

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

+ R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited.

BOND AND LONG TERM DEBT

The DBRS(R) long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC CC C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Source: www.dbrs.com

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a. (1) Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 16*

     (2) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(b) to Post-Effective Amendment No. 11*

     (3) Form of Establishment and Designation of Additional Series of shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(b) to Post-Effective Amendment No. 23*

     (4)  Form of Declaration of Trust as Amended and Restated December 31, 1994
          - Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53*

     (5) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(e) to Post-Effective Amendment No. 28*

     (6) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

     (7) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(h) to Post-Effective Amendment No. 38*

     (8) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as
          Exhibit 1(i) to Post-Effective Amendment No. 47*

     (9) Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51*

     (10) Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 51*

     (11) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 55*

     (12) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund - Previously filed as Exhibit a(12) to Post-Effective Amendment No. 58*

     (13) Establishment and Designation of Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(13) to Post-Effective Amendment No. 65*

     (14) Redesignation of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(14) to Post-Effective Amendment No. 65*

     (15) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 per Share - Previously filed as Exhibit a(15) to Post-Effective Amendment No. 65*

     (16) Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share--Previously filed as Exhibit (a)(16) to Post-Effective Amendment No. 74*

     (17) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 74*

     (18) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(18) to Post-Effective Amendment No. 74*

     (19) Abolition of Series of Shares of Beneficial Interest, Par Value $0.01 Per Share -- Previously filed as Exhibit (a)(19) to Post-Effective Amendment No. 74*

     (20) Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit
          (a)(20) to Post-Effective Amendment No. 80.*


     (21) Establishment and Designation of Additional Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit 1(a) to Registrant's Form N-14 filed with the Commission on August 10, 2007.


b. (1) Amended and Restated By-Laws dated May 23, 2005 - Previously filed as Exhibit (b)(1) to Post-Effective Amendment No. 80*

c. See the Declaration of Trust, as amended and supplemented from time to time and the Amended and Restated By-Laws dated December 31, 1994 (See above)


d. (1) Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC - Previously filed as Exhibit (d)(1) to Post-Effective Amendment No.


     (2) (a) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC - Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 80*

          (b) Second Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and Markston International LLC - Previously filed as (d)(2)(b) to Post-Effective Amendment No. 80*

          (c) Sub-Advisory Agreement between New York Life Investment Management LLC and Jennison Associates LLC - Previously filed as Exhibit (d)(2)(c) to Post-Effective Amendment No. 80*

          (d) Sub-Advisory Agreement between New York Life Investment Management LLC and Winslow Capital Management, Inc. - Previously filed as Exhibit (d)(2)(d) to Post-Effective Amendment No. 80*

          (e) Sub-Advisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC - Previously filed as Exhibit (d)(2)(e) to Post-Effective Amendment No. 84*


          (f) Form of Sub-Advisory Agreement between New York Life Investment Management LLC and McMorgan & Company LLC - filed herewith


     (1) Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. - Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 80*

     (2)  Form of Soliciting Dealer Agreement - Previously filed as Exhibit
          (e)(2) to Post-Effective Amendment No. 80*

f.   Inapplicable

g. (1) Custodian Agreement with Investors Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 80*


     (2) Amendment dated June 18, 2007 to Custodian Agreement with Investors Bank & Trust Company dated September 27, 2006 - Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 88*


     (3) Delegation Agreement with Investors Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 80*


     (4) Amendment dated June 18, 2007 to Delegation Agreement with Investors Bank & Trust Company dated September 27, 2006 - Previously filed as Exhibit (g)(4) to Post-Effective Amendment No. 88*


h.   (1)  (a)  Amended and Restated Transfer Agency and Service Agreement -
               Previously filed as Exhibit (h)(1)(a) to Post-Effective Amendment No. 80*

          (b) Sub-Transfer Agency Agreement - Previously filed as Exhibit h(I)(d) to Post-Effective Amendment No. 51*


               (i) Amendment dated June 18, 2007 to the Sub-Transfer Agency Agreement - Previously filed as Exhibit h(I)(b)(i) to Post-Effective Amendment No. 88*


     (2) Form of Guaranty Agreement - Equity Index Fund -- Previously filed as Exhibit h(2) to Post-Effective Amendment No. 53*

     (3) Amended and Restated Service Agreement with New York Life Benefit Services, Inc. - Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 80*

     (4) Amended and Restated Fund Accounting Agreement with New York Life Investment Management LLC - Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 80*

     (5) Shareholder Services Plan (Class R1 shares) - Previously filed as Exhibit (h)(5) to Post-Effective Amendment No. 80*

     (6) Shareholder Services Plan (Class R2 shares) - Previously filed as Exhibit (h)(6) to Post-Effective Amendment No. 80*

     (7) Shareholder Services Plan (Class R3 shares) - Previously filed as Exhibit (h)(7) to Post-Effective Amendment No. 80*


     (8) (a) Revised Expense Limitation Agreement - Previously filed as Exhibit (h)(8) to Post-Effective Amendment No. 88*



          (b) Expense Limitation Agreement regarding Principal Preservation and Institutional Bond Funds - Filed herewith



     (9)  Amendment to Fund Accounting Agreement - Previously filed as Exhibit
          (h)(9) to Post-Effective Amendment No. 80*

     (10) Form of Indemnification Agreement - Previously filed as Exhibit
          (h)(10) to Post-Effective Amendment No. 80*

     (11) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed as Exhibit (h)(11) to Post-Effective Amendment No. 80*


     (12) Amendment dated June 18, 2007 to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed as Exhibit (h)(12) to Post-Effective Amendment No. 88*



i. (1) Opinion and consent of counsel - Previously filed as Exhibit (i)(6) to Post-Effective Amendment No. 84*



j. (1) Consent of Independent Registered Public Accounting Firm KPMG LLP - filed herewith

     (2) Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP to the MainStay Funds - filed herewith





k.   Not applicable

l.   Not applicable.

m. (1) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) - Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 80*

     (2) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) - Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 80*

     (3) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 80*

     (4) Plan of Distribution pursuant to Rule 12b-1 (Class R2 shares) - Previously filed as Exhibit (m)(4) to Post-Effective Amendment No. 80*

     (5) Plan of Distribution pursuant to Rule 12b-1 (Class R3 shares) - Previously filed as Exhibit (m)(5) to Post-Effective Amendment No. 80*


n. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed as Exhibit (n) to Post-Effective Amendment No. 88


o.   Not Applicable

p.   Codes of Ethics

     (1) The MainStay Funds - Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 84*

     (2) Markston International LLC - Previously filed as Exhibit (p)(2) to Post-Effective Amendment No. 84*

     (3) MacKay Shields LLC - Previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 84*

     (4) New York Life Investment Management Holdings LLC - Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 84*

     (5) Institutional Capital LLC (f/k/a Institutional Capital Corporation) - Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 83*

     (6) Winslow Capital Management, Inc. - Previously filed as Exhibit (p)(6) to Post-Effective Amendment No. 84*


     (7)  McMorgan & Company LLC - Filed herewith


Other Exhibits:


Powers of Attorney - Previously filed as Exhibits to Registrant's Form N-14 filed with the Commission on August 10, 2007


----------
*    Incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

     New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The Mainstay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article IV of Registrant's Declaration of Trust states as follows:

SECTION 4.3. MANDATORY INDEMNIFICATION.

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Non-interested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     In addition, each Trustee has entered into a written agreement with the Trust pursuant to which the Trust is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Trust.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC ("NYLIM") acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds, ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of NYLIM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of NYLIM is 51 Madison Avenue, New York, NY 10010.

NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
--------------------   --------------------------------   -------------------------------------------------
Ravi Akhoury           Vice Chairman                      Vice Chairman, New York Life Investment
                                                          Management Holdings LLC, Manager, NYLI - VB Asset
                                                          Management C. (Mauritius) LLC, NYL International
                                                          India Fund (Mauritius) LLC, and NYLI LLC; and
                                                          Director of Thomson Press (India) Ltd, Jacob
                                                          Ballas Capital India Private Limited, and MacKay
                                                          Shields Defensive Bond Arbitrage Fund Ltd.

Brian A. Murdock       Member of the Board of Managers,   Manager, President and Chief Executive Officer of
                       President and Chief Executive      New York Life Investment Management Holdings LLC;
                       Officer                            Manager of NYLCAP Manager LLC; Director of New
                                                          York Life Investment Management India Fund II,
                                                          LLC; Manager of Madison Capital Funding LLC;
                                                          Manager of MacKay Shields LLC; Manager of
                                                          McMorgan & Company LLC; Manager of Institutional
                                                          Capital LLC; Chairman of the Board and President
                                                          of NYLIFE Distributors LLC; Chairman, Trustee and
                                                          Chief Executive Officer of The MainStay Funds;
                                                          Chief Executive Officer of Eclipse Funds and
                                                          Eclipse Funds Inc.; Chairman, Director and Chief
                                                          Executive Officer of MainStay VP Series Fund,
                                                          Inc.; Director and Chief Executive Officer of
                                                          ICAP Funds, Inc.


                                                          Funds, Inc.

Patrick G. Boyle       Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Director of
                                                          New York Life Trust Company; Manager of Madison
                                                          Capital Funding LLC; Director of New York Life
                                                          International Investment Inc.; Executive Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Frank J. Ollari        Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          NYLCAP Manager LLC; Manager of Madison Capital
                                                          Funding LLC; Director of NYLIM Real Estate Inc.;
                                                          Senior Vice President of NYLIFE Insurance Company
                                                          of Arizona; Senior Vice President of New York
                                                          Life Insurance and Annuity Corporation

Barry A. Schub         Executive Vice President           Executive Vice President of New York Life
                                                          Investment Management Holdings LLC; Manager of
                                                          NYLCAP Manager LLC; Manager of McMorgan & Company
                                                          LLC; Manager of NYLIFE Distributors LLC

Robert A. Anselmi      Senior Managing Director,          Senior Managing Director, General Counsel and
                       General Counsel and Secretary      Secretary of New York Life Investment Management
                                                          Holdings LLC; Secretary of Institutional Capital
                                                          LLC; Vice President and Secretary of McMorgan &
                                                          Company LLC; Secretary of NYLIM Service Company
                                                          LLC; Chief Legal Officer of ICAP Funds, Inc.;
                                                          Secretary of NYLCAP Manager LLC; Secretary of
                                                          Madison Capital Funding LLC; Chief Legal Officer
                                                          of The MainStay Funds, Eclipse Funds, Eclipse
                                                          Funds Inc.; MainStay VP Series Fund, Inc. and
                                                          ICAP Funds, Inc.

Jefferson C. Boyce     Senior Managing Director           Chief Investment Officer of New York Life Trust
                                                          Company; Chief Investment Officer of New York
                                                          Life Trust Company, FSB

Thomas A. Clough       Senior Managing Director           Chairman of the Board of New York Life Trust
                                                          Company; Senior Managing Director - Retirement
                                                          Services of NYLIFE Distributors LLC

Allan Dowiak           Senior Managing Director           None

Tony H. Elavia         Senior Managing Director           Senior Vice President, ICAP Funds, Inc.;
                                                          Executive Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation; Senior Vice
                                                          President of Eclipse Funds, Eclipse Funds Inc.
                                                          and ICAP Funds Inc.

Stephen P. Fisher      Senior Managing Director and       Senior Managing Director - NYLIM Products
                       Chief Marketing Officer            Marketing of NYLIFE Distributors LLC

Anthony R. Malloy      Senior Managing Director           Senior Vice President of New York Life Trust
                                                          Company; Senior Vice President of New York Life
                                                          Insurance and Annuity Corporation

Stephen W. Mandella    Senior Managing Director and       Senior Managing Director and Head of Financial
                       Head of Financial Operations       Operations of New York Life Investment Management
                                                          Holdings LLC

Alison H. Micucci      Senior Managing Director and       Senior Managing Director and Chief Compliance
                       Chief Compliance Officer           Officer of New York Life Investment Management
                                                          Holdings, LLC; Senior Vice President and Chief
                                                          Compliance Officer of ICAP Funds, Inc.; Senior
                                                          Managing Director - Compliance of NYLIFE
                                                          Distributors LLC; Chief Compliance Officer of
                                                          NYLCAP Manager LLC; Senior Vice President and
                                                          Chief Compliance Officer of The MainStay Funds,
                                                          Eclipse Funds, Eclipse Funds Inc.; MainStay VP
                                                          Series Fund, Inc. and ICAP Funds, Inc.

Susan L. Paternoster   Senior Managing Director and       None
                       Head of Information Technology

Donald A. Salama       Senior Managing Director           None

John E. Schumacher     Senior Managing Director           Manager and Chief Executive Officer of NYLCAP
                                                          Manager LLC; Principal of New York Life Capital
                                                          Partners II, L.L.C.; Director of NYLCAP Holdings
                                                          (Mauritius); Chief Executive Officer of New York
                                                          Life Capital Partners III GenPar GP, LLC;
                                                          Principal of New York Life Capital Partners,
                                                          L.L.C.; Chief Executive Officer of NYLIM
                                                          Mezzanine GenPar GP, LLC; Director of New York
                                                          Life International India Fund (Mauritius) LLC

Richard C. Schwartz    Senior Managing Director           Investment Officer of New York Life Trust

                                                          Company; Senior Vice President and Senior
                                                          Investment Manager for Derivative Transactions of
                                                          New York Life Insurance and Annuity Corporation

Mark W. Talgo          Senior Managing Director           President of NYLIM Fund II GP, LLC; President of
                                                          NYLIM Real Estate Inc.; Senior Vice President of
                                                          NYLIFE Insurance Company of Arizona; Senior Vice
                                                          President of New York Life Insurance and Annuity
                                                          Corporation

Julia A. Warren        Senior Managing Director           Vice President of New York Life Insurance and
                                                          Annuity Corporation


ITEM 27. PRINCIPAL UNDERWRITERS

a.   NYLIFE Distributors LLC acts as the principal underwriter for:

     Eclipse Funds Inc. (File No. 33-36962)
     Eclipse Funds (File No. 33-08865)
     ICAP Funds, Inc. (File No. 33-86006)
     MainStay VP Series Fund, Inc. (File No. 2-86082)
     The MainStay Funds (File No. 33-02610)
     NYLIAC Variable Universal Life Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account I
     NYLIAC Variable Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account III
     NYLIAC Variable Life Insurance Separate Account
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account
b.

                                BUSINESS POSITION(S) AND OFFICE(S) WITH   POSITION(S) AND OFFICE(S) WITH THE
NAME AND PRINCIPAL ADDRESS(1)           NYLIFE DISTRIBUTORS LLC                     MAINSTAY FUNDS
-----------------------------   ---------------------------------------   ----------------------------------
      Brian A. Murdock            Chairman of the Board and President           Chief Executive Officer

      Scott L. Berlin            Manager and Executive Vice President,                   None
                                  Non-COLI Variable Life Distribution

      Robert E. Brady                Manager and Managing Director,                      None
                                               Operations

       John A. Cullen                           Manager                                  None

      Robert J. Hebron           Manager and Executive Vice President,                   None
                                           COLI Distribution

       John R. Meyer             Manager and Executive Vice President,                   None
                                   Variable Annuity and Agency Mutual
                                           Funds Distribution

       Barry A. Schub                           Manager                                  None

      Thomas A. Clough            Senior Managing Director, Retirement                   None
                                                Services

     Stephen P. Fisher              Senior Managing Director, NYLIM                      None
                                           Products Marketing

     Barbara McInerney            Senior Managing Director, Compliance                   None

     Alison H. Micucci            Senior Managing Director, Compliance      Senior Vice President and Chief
                                                                                  Compliance Officer

       Mark A. Gomez             Managing Director and Chief Compliance                  None
                                                Officer

     Joseph J. Henehan           Managing Director, Retirement Services                  None


      Edward P. Linder          Managing Director, Variable Annuity and                  None
                                    Agency Mutual Funds Distribution

 Marguerite E. H. Morrison          Managing Director and Secretary                    Secretary

      Gary M. O'Neill                  Managing Director, Agency                         None
                                              Distribution

    William F. Gibson                 Senior Managing Director and                       None
                                        Chief Financial Officer

     Beverly J. Moore                 Managing Director, Marketing                       None
                                            Communications

     Gary L. Warren                     Managing Director, COLI                          None
                                             Distribution

(1)  169 Lackawanna Avenue, Parsippany, NJ 07054

c.   Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900.

ITEM 29. MANAGEMENT SERVICES.

Inapplicable.

ITEM 30. UNDERTAKINGS.

Inapplicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 89 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 10th day of September, 2007.

                                        THE MAINSTAY FUNDS


                                        By: /s/ Stephen P. Fisher
                                            ------------------------------------
                                            Stephen P. Fisher
                                            President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 89 to the Registration Statement has been signed below by the following persons in the capacities indicated on September 10, 2007.



SIGNATURE                               TITLE
---------                               -----


/s/ Susan B. Kerley*                    Trustee
-------------------------------------
Susan B. Kerley


/s/ Alan R. Latshaw*                    Trustee
-------------------------------------
Alan R. Latshaw


/s/ Peter Meenan*                       Trustee
-------------------------------------
Peter Meenan


/s/ Brian A. Murdock*                   Trustee and Chief Executive Officer
-------------------------------------
Brian A. Murdock


/s/ Richard H. Nolan, Jr.*              Trustee
-------------------------------------
Richard H. Nolan, Jr.


/s/ Richard S. Trutanic*                Trustee
-------------------------------------
Richard S. Trutanic


/s/ Roman L. Weil*                      Trustee
-------------------------------------
Roman L. Weil


/s/ John A. Weisser*                    Trustee
-------------------------------------
John A. Weisser


/s/ Jack Benintende                     Treasurer and Principal Financial
-------------------------------------   and Accounting Officer
Jack Benintende

*By: /s/ Marguerite E.H. Morrison
     --------------------------------
     MARGUERITE E.H. MORRISON
     As Attorney-in-Fact*

*    PURSUANT TO POWERS OF ATTORNEY PREVIOUSLY FILED.

                                    EXHIBITS


(d)(2)(f) Form of Subadvisory Agreement between New York Life Investment Management LLC and McMorgan & Company LLC

(h)(8)(b) Expense Limitation Agreement regarding Principal Preservation and Institutional Bond Funds

(j)(1)         Consent of Independent Registered Public Accounting Firm
               KPMG LLP

(j)(2) Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP

(p)(7)         McMorgan & Company LLC Code of Ethics